ALTERNATIVES	BLACKROCK SOLUTIONS	EQUITIES	FIXED INCOME	LIQUIDITY	REAL ESTATE

BlackRock

Large Cap Series Funds, Inc.

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Large Cap Core Fund

Prospectus

October 2, 2006

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

For More Information	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

Key Facts

BlackRock Large Cap Series Funds at a Glance

IMPORTANT DEFINITIONS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this Prospectus in the sidebar.

Equity Securities — common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.

Large Cap Companies — companies that are included in the Russell 1000® Index. This definition of large cap companies may be changed in response to changes in the markets.

Common Stock — securities representing shares of ownership of a corporation.

Russell 1000® Growth Index — a subset of the Russell 1000® Index that consists of those Russell 1000® securities with greater than average growth orientation.

Russell 1000® Value Index — a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price to book ratios and lower forecasted growth value.

Russell 1000® Index — an index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

What are the Funds’ investment objectives?

BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is an open end fund that consists of three separate Funds, each of which issues its own shares:

■	BlackRock Large Cap Growth Fund

■	BlackRock Large Cap Value Fund

■	BlackRock Large Cap Core Fund

The investment objective of each Fund is long term capital growth. In other words, each Fund tries to choose investments that will increase in value. Current income from dividends and interest will not be an important consideration in selecting portfolio securities.

What are the Funds’ main investment strategies?

Each Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. The Large Cap Growth Fund will invest primarily in equity securities that the Investment Adviser believes have good prospects for earnings growth. The Large Cap Value Fund will invest primarily in equity securities that the Investment Adviser believes are undervalued. The Large Cap Core Fund will use an investment approach that blends growth and value.

A company whose earnings per share grow faster than inflation and the economy in general usually has a higher stock price over time than a company with slower earnings growth. The Funds’ evaluation of the prospects for a company’s industry or market sector is an important factor in evaluating a particular company’s earnings prospects. A company’s stock is considered to be undervalued when its price is less than what the Investment Adviser believes it is worth.

The Investment Adviser uses quantitative models that employ various factors to look for companies that, in its opinion, are consistent with the investment strategy of each individual Fund. Each Fund seeks to achieve its objective by investing primarily in common stock of companies the Investment Adviser selects from among those included in each Fund’s applicable benchmark Russell 1000® Index. Each Fund’s benchmark index is as follows:

Fund	Applicable Index
Large Cap Growth Fund	Russell 1000® Growth Index
Large Cap Value Fund	Russell 1000® Value Index
Large Cap Core Fund	Russell 1000® Index

Each Fund is a “feeder” fund that invests all of its assets in a corresponding “master” portfolio (each, a “Portfolio”) of the Master Large Cap Series Trust (the “Trust”), that has the same objective and strategies as the applicable Fund. All investments will be made at the Trust level. This structure is sometimes called a “master/ feeder” structure. Each Fund’s investment results will correspond directly to the investment results of the Portfolio in which it invests. For simplicity, this Prospectus uses the term “Fund” to include the Portfolio in which a Fund invests.

What are the main risks of investing in the Funds?

The Funds cannot guarantee that they will achieve their investment objectives.

As with any fund, the value of a Fund’s investments — and, therefore, the value of the Fund’s shares — may fluctuate. These changes may occur because a particular market in which the Fund invests is rising or falling. In addition, there are specific factors that may affect the value of a particular security. Also, Fund management may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies. If the value of the Fund’s investments goes down, you may lose money.

Large Cap Growth Fund follows an investing style that favors growth companies and Large Cap Value Fund follows an investing style that favors value companies. Historically, growth stocks have performed best during the later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both the growth and value investing styles may over time go in and out of favor. At times when the investing style used by a Fund is out of favor, that Fund may underperform other equity funds that use different investing styles.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in a Fund. An investment in a Fund may not be appropriate for all investors and is not intended to be a complete investment program.

A Fund may be an appropriate investment for you if you:

■	Are investing with long term goals in mind

■	Want a professionally managed and diversified portfolio of large cap equity securities as part of your total investment portfolio

■	Are willing to accept the risk that the value of your investment may decline in order to seek long term capital growth

■	Are not looking for a significant amount of current income

■	Are looking for a series of Funds that offers a choice between core, growth and value investment styles

Risk/Return Bar Charts

The bar charts and tables shown below provide an indication of the risks of investing in each Fund. The bar charts show changes in each Fund’s performance for Investor B shares for each complete calendar year since the Fund’s inception. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. The tables compare the average annual total returns for each class of each Fund’s shares with those of the applicable Russell 1000® Index, each a broad measure of market performance. How each Fund performed in the past (before and after taxes) is not necessarily an indication of how that Fund will perform in the future.

BlackRock Large Cap Growth Fund

During the period shown in the bar chart, the highest return for a quarter was 22.14% (quarter ended March 31, 2000)
and the lowest return for a quarter was -23.58% (quarter ended December 31, 2000). The year-to-date return as of June 30, 2006 was -1.05%.

After-tax returns are shown only for Investor B shares and will vary for other classes. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts, or through tax advantaged education savings accounts.

Average Annual Total Returns (For the periods ended December 31, 2005)	One Year	Five Years	Life of Fund(a)
BlackRock Large Cap Growth Fund — Investor A(d)
Return Before Taxes(b)	5.75%	0.74%	-0.88%
BlackRock Large Cap Growth Fund — Investor B(e)
Return Before Taxes(b)	6.66%	0.65%	-0.76%	(j)
Return After Taxes on Distributions(b)	6.66%	0.65%	-0.76%	(j)
Return After Taxes on Distributions and Sale of Fund Shares(b)	4.33%	0.55%	-0.64%	(j)
BlackRock Large Cap Growth Fund — Investor C(f)
Return Before Taxes(b)	9.67%	1.04%	-0.77%
BlackRock Large Cap Growth Fund — Institutional(g)
Return Before Taxes(b)	11.89%	2.09%	0.27%
BlackRock Large Cap Growth Fund — Class R(h)
Return Before Taxes(b)	11.29%	1.69%	-0.14%
BlackRock Large Cap Growth Fund — Service(i)
Return Before Taxes(b)	11.62%	1.84%	0.02%
Russell 1000® Growth Index(c)	5.26%	-3.58%	-6.64%	(k)
(a)	Fund inception date is December 22, 1999.
(b)	Includes all applicable fees and sales charges.
(c)	The Russell 1000 Growth Index® is an unmanaged broad-based Index and a subset of the Russell 1000® Index consisting of those Russell 1000® securities with a greater-than-average growth orientation. Performance of the Index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
(d)	Prior to the date of this Prospectus, Investor A shares were designated Class A shares.
(e)	Prior to the date of this Prospectus, Investor B shares were designated Class B shares.
(f)	Prior to the date of this Prospectus, Investor C shares were designated Class C shares.
(g)	The returns for Institutional shares do not reflect the Institutional front end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns for Institutional shares would be lower. Prior to the date of this Prospectus, Institutional shares were designated Class I shares.
(h)	The returns for Class R shares prior to January 3, 2003, the commencement of operations of Class R shares, are based upon performance of the Fund’s Institutional shares. The returns for Class R shares, however, are adjusted to reflect the distribution and account maintenance (12b-1) fees and other fees applicable to Class R shares.
(i)	The returns for Service shares are based on the performance of the Institutional shares adjusted to reflect the account maintenance (12b-1) fees and other fees that will be applicable to Service shares. Service shares will commence operations following the date of this Prospectus.
(j)	Investor B shares automatically convert to Investor A shares after approximately eight years. All returns for periods greater than eight years reflect this conversion.
(k)	Since December 22, 1999.

BlackRock Large Cap Value Fund

During the period shown in the bar chart, the highest return for a quarter was 15.02% (quarter ended June 30, 2003) and the lowest return for a quarter was -16.31% (quarter ended September 30, 2002). The year-to-date return as of June 30, 2006 was 5.86%.

After-tax returns are shown only for Investor B shares and will vary for other classes. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts, or through tax advantaged education savings accounts.

Average Annual Total Returns (For the periods ended December 31, 2005)	One Year	Five Years	Life of Fund(a)
BlackRock Large Cap Value Fund — Investor A(d)
Return Before Taxes(b)	8.84%	8.68%	9.75%
BlackRock Large Cap Value Fund — Investor B(e)
Return Before Taxes(b)	10.00%	8.74%	9.89%	(j)
Return After Taxes on Distributions(b)	9.07%	8.41%	9.62%	(j)
Return After Taxes on Distributions and Sale of Fund Shares(b)	7.18%	7.53%	8.62%	(j)
BlackRock Large Cap Value Fund — Investor C(f)
Return Before Taxes(b)	13.05%	9.02%	9.89%
BlackRock Large Cap Value Fund — Institutional(g)
Return Before Taxes(b)	15.19%	10.13%	11.02%
BlackRock Large Cap Value Fund — Class R(h)
Return Before Taxes(b)	14.55%	9.69%	10.56%
BlackRock Large Cap Value Fund — Service(i)
Return Before Taxes(b)	14.90%	9.86%	10.74%
Russell 1000® Value Index(c)	7.05%	5.28%	5.91%	(k)
(a)	Fund inception date is December 22, 1999.
(b)	Includes all applicable fees and sales charges.
(c)	The Russell 1000 Value Index® is an unmanaged broad-based Index and a subset of the Russell 1000® Index consisting of those Russell 1000® securities with lower price/book ratios and lower forecasted growth values. Performance of the Index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
(d)	Prior to the date of this Prospectus, Investor A shares were designated Class A shares.
(e)	Prior to the date of this Prospectus, Investor B shares were designated Class B shares.
(f)	Prior to the date of this Prospectus, Investor C shares were designated Class C shares.
(g)	The returns for Institutional shares do not reflect the Institutional front end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns for Institutional shares would be lower. Prior to the date of this Prospectus, Institutional shares were designated Class I shares.
(h)	The returns for Class R shares prior to January 3, 2003, the commencement of operations of Class R shares, are based upon performance of the Fund’s Institutional shares. The returns for Class R shares, however, are adjusted to reflect the distribution and service (12b-1) fees and other fees applicable to Class R shares.
(i)	The returns for Service shares are based on the performance of the Institutional shares adjusted to reflect the account maintenance (12b-1) fees and other fees that will be applicable to Service shares. Service shares will commence operations following the date of this Prospectus.
(j)	Investor B shares automatically convert to Investor A shares after approximately eight years. All returns for periods greater than eight years reflect this conversion.
(k)	Since December 22, 1999.

BlackRock Large Cap Core Fund

During the period shown in the bar chart, the highest return for a quarter was 15.45% (quarter ended March 31, 2000) and the lowest return for a quarter was -15.86% (quarter ended September 30, 2002). The year-to-date return as of June 30, 2006 was 3.61%.

After-tax returns are shown only for Investor B Shares and will vary for other classes. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts, or through tax advantaged education savings accounts.

Average Annual Total Returns (For the periods ended December 31, 2005)	One Year	Five Years	Life of Fund(a)
BlackRock Large Cap Core Fund — Investor A(d)
Return Before Taxes(b)	7.11%	4.78%	4.67%
BlackRock Large Cap Core Fund — Investor B(e)
Return Before Taxes(b)	8.18%	4.77%	4.79%	(i)
Return After Taxes on Distributions(b)	7.17%	4.55%	4.61%	(i)
Return After Taxes on Distributions and Sale of Fund Shares(b)	6.31%	4.07%	4.11%	(i)
BlackRock Large Cap Core Fund — Investor C(f)
Return Before Taxes(b)	11.17%	5.09%	4.79%
BlackRock Large Cap Core Fund — Institutional(g)
Return Before Taxes(b)	13.34%	6.17%	5.87%
BlackRock Large Cap Core Fund — Class R(h)
Return Before Taxes(b)	12.66%	5.73%	5.41%
Russell 1000® Index(c)	6.27%	1.07%	-0.10%	(j)
(a)	Fund inception date is December 22, 1999.
(b)	Includes all applicable fees and sales charges.
(c)	The Russell 1000 Index® is an unmanaged broad-based Index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization in the Russell 3000® Index. Performance of the Index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
(d)	Prior to the date of this Prospectus, Investor A shares were designated Class A shares.
(e)	Prior to the date of this Prospectus, Investor B shares were designated Class B shares.
(f)	Prior to the date of this Prospectus, Investor C shares were designated Class C shares.
(g)	The returns for Institutional shares do not reflect the Institutional front end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns for Institutional shares would be lower. Prior to the date of this Prospectus, Institutional shares were designated Class I shares.
(h)	The returns for Class R shares prior to January 3, 2003, the commencement of operations of Class R shares, are based upon performance of the Fund’s Institutional shares. The returns for Class R shares, however, are adjusted to reflect the distribution and account maintenance (12b-1) fees and other fees applicable to Class R shares.
(i)	Investor B shares automatically convert to Investor A shares after approximately eight years. All returns for periods greater than eight years reflect this conversion.
(j)	Since December 22, 1999.

UNDERSTANDING

EXPENSES

Fund investors pay various expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Funds may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of a Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Management Fee — a fee paid to the Investment Adviser for managing a Fund.

Distribution Fees — fees used to support a Fund’s marketing and distribution efforts, such as compensating financial advisers, securities dealers and other financial intermediaries, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

Administration Fee — a fee paid to the Administrator for providing administrative services to a Fund.

Fees and Expenses

Large Cap Growth Fund and Large Cap Value Fund each offer six different classes of shares, and Large Cap Core Fund offers five different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial adviser or other financial intermediary can help you with this decision.

The following tables show the different fees and expenses that you may pay if you buy and hold the different classes of shares of each of the Funds. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment)(a):	Investor A		Investor B(b)		Investor C		Institutional	Class R	Service(c)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.25%	(d)	None		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(e)	4.50%	(d)	1.00%	(d)	None	None	None
Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None		None		None		None	None	None
Redemption Fee	None		None		None		None	None	None
Exchange Fee	None		None		None		None	None	None

BlackRock Large Cap Growth Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(f):	Investor A	Investor B(b)	Investor C	Institutional	Class R	Service(c)
Management Fee(g)	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees(h)	0.25%	1.00%	1.00%	None	0.50%	0.25%
Other Expenses (including transfer agency fees and Administration Fee)(i)(j)	0.58%	0.61%	0.61%	0.58%	0.58%	0.58%
Total Annual Fund Operating Expenses(k)	1.33%	2.11%	2.11%	1.08%	1.58%	1.33%

BlackRock Large Cap Value Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(f)	Investor A	Investor B(b)	Investor C	Institutional	Class R	Service(c)
Management Fee(g)	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees(h)	0.25%	1.00%	1.00%	None	0.50%	0.25%
Other Expenses (including transfer agency fees and Administrative Fee)(i)(j)	0.48%	0.50%	0.50%	0.48%	0.48%	0.48%
Total Annual Fund Operating Expenses(l)	1.23%	2.00%	2.00%	0.98%	1.48%	1.23%

(footnotes on next page)

BlackRock Large Cap Core Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(f)
	Investor A	Investor B(b)	Investor C	Institutional	Class R
Management Fee(g)	0.47%	0.47%	0.47%	0.47%	0.47%
Distribution and/or Service (12b-1) Fees(h)	0.25%	1.00%	1.00%	None	0.50%
Other Expenses (including transfer agency fees and Administrative Fee)(i)(j)	0.44%	0.46%	0.47%	0.44%	0.45%
Total Annual Fund Operating Expenses	1.16%	1.93%	1.94%	0.91%	1.42%
(a)	In addition, certain selected securities dealers or other financial intermediaries may charge clients a processing fee when a client buys or redeems shares. For example, Merrill Lynch generally charges a fee of $5.35 when a client buys or redeems shares. Also, PFPC, Inc., the transfer agent, charges a fee of $7.50 for redemption payments made by wire transfer and $15 for redemption by check sent via overnight mail. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(b)	Investor B shares automatically convert to Investor A shares approximately eight years after you buy them and will no longer be subject to distribution fees.
(c)	Will commence operations following the date of this Prospectus.
(d)	Some investors may qualify for reductions in or waivers of the sales charge (load). See “Your Account — Pricing of Shares.”
(e)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within eighteen months.
(f)	For each Fund, the fees and expenses include the expenses of both the Fund and the Portfolio in which it invests.
(g)	Paid by each Portfolio.
(h)	The Funds call the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used in this Prospectus and in all other Fund materials. If you hold Investor B, Investor C or Class R shares over time, it may cost you more in distribution and account maintenance (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.
(i)	PFPC, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Funds. Each Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Funds and the Trust. The Funds and the Trust reimburse the Investment Adviser or its affiliates for such services.
(j)	Includes administration fees, which are payable to the administrator by each Fund at the annual rate of 0.25% of that Fund’s average daily net assets.
(k)	It is anticipated that during the fourth quarter of 2006, Large Cap Growth Fund will acquire the assets and assume the liabilities of BlackRock Large Cap Growth Equity Portfolio, a portfolio of BlackRock FundsSM (the “Growth Reorganization”). After the closing of the Growth Reorganization, the anticipated Total Annual Fund Operating Expense Ratio of Large Cap Growth Fund will be 1.32%, 2.10%, 2.10%, 1.07%, 1.57% and 1.32% for Investor A, Investor B, Investor C, Institutional, Class R and Service shares, respectively.
(l)	It is anticipated that during the fourth quarter of 2006, Large Cap Value Fund will acquire the assets and assume the liabilities of BlackRock Large Cap Value Equity Portfolio, a portfolio of BlackRock FundsSM (the “Value Reorganization”). After the closing of the Value Reorganization, the anticipated Total Annual Fund Operating Expense Ratio of Large Cap Value Fund will be 1.22%, 1.99%, 1.99%, 0.97%, 1.47% and 1.22% for Investor A, Investor B, Investor C, Institutional, Class R and Service shares, respectively.

Examples:

These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

BlackRock Large Cap Growth Fund

EXPENSES IF YOU DID REDEEM YOUR SHARES:*

	1 Year	3 Years	5 Years	10 Years
Investor A	$653	$924	$1,216	$2,042
Investor B	$664	$1,011	$1,334	$2,242	**
Investor C	$314	$661	$1,134	$2,441
Institutional	$110	$343	$595	$1,317
Class R	$161	$499	$860	$1,878
Service	$135	$421	$729	$1,601

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:*

	1 Year	3 Years	5 Years	10 Years
Investor A	$653	$924	$1,216	$2,042
Investor B	$214	$661	$1,134	$2,242	**
Investor C	$214	$661	$1,134	$2,441
Institutional	$110	$343	$595	$1,317
Class R	$161	$499	$860	$1,878
Service	$135	$421	$729	$1,601

(footnotes on next page)

BlackRock Large Cap Value Fund

EXPENSES IF YOU DID REDEEM YOUR SHARES:*

	1 Year	3 Years	5 Years	10 Years
Investor A	$644	$895	$1,165	$1,935
Investor B	$653	$977	$1,278	$2,129	**
Investor C	$303	$627	$1,078	$2,327
Institutional	$100	$312	$542	$1,201
Class R	$151	$468	$808	$1,768
Service	$125	$390	$676	$1,489

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:*

	1 Year	3 Years	5 Years	10 Years
Investor A	$644	$895	$1,165	$1,935
Investor B	$203	$627	$1,078	$2,129	**
Investor C	$203	$627	$1,078	$2,327
Institutional	$100	$312	$542	$1,201
Class R	$151	$468	$808	$1,768
Service	$125	$390	$676	$1,489

BlackRock Large Cap Core Fund

EXPENSES IF YOU DID REDEEM YOUR SHARES:*

	1 Year	3 Years	5 Years	10 Years
Investor A	$637	$874	$1,130	$1,860
Investor B	$646	$956	$1,242	$2,054	**
Investor C	$297	$609	$1,047	$2,264
Institutional	$93	$290	$504	$1,120
Class R	$145	$449	$776	$1,702

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:*

	1 Year	3 Years	5 Years	10 Years
Investor A	$637	$874	$1,130	$1,860
Investor B	$196	$606	$1,042	$2,054	**
Investor C	$197	$609	$1,047	$2,264
Institutional	$93	$290	$504	$1,120
Class R	$145	$449	$776	$1,702
*	For each Fund, the expenses include the expenses of both the Fund and the Portfolio in which it invests.
**	Assumes conversion to Investor A shares approximately eight years after purchase. See note (b) to the Fees and Expenses tables above.

Details About the Funds

How the Funds Invest

ABOUT THE PORTFOLIO

MANAGER

Robert C. Doll, Jr. is the portfolio manager of the Funds and is primarily responsible for the day-to-day management of each Fund’s portfolio.

ABOUT THE INVESTMENT

ADVISER AND SUB-ADVISER

The Funds are managed by BlackRock Advisors, LLC and sub-advised by BlackRock Investment Management, LLC. As used in this Prospectus, the term “Investment Adviser” includes the sub-adviser.

Each Fund’s investment objective is long term capital growth. Each Fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States.

Outlined below are the main strategies each Fund uses in seeking to achieve its investment objective.

Under normal circumstances, each Fund invests at least 80% of its assets in equity securities of large cap companies the Investment Adviser selects from among those that are, at the time of purchase, included in each Fund’s applicable benchmark Russell 1000® Index. This policy is a non-fundamental policy of each Fund and may not be changed without 60 days’ prior notice to a Fund’s shareholders. The Investment Adviser uses a multi-factor quantitative model to look for companies within the applicable Russell 1000® Index that, in its opinion, are consistent with the investment objective of each Fund.

Each Fund will seek to outperform its benchmark:

■	The Large Cap Growth Fund — will seek to outperform the Russell 1000® Growth Index by investing in equity securities that the Investment Adviser believes have above average earnings prospects. The Russell 1000® Growth Index (which consists of those Russell 1000® securities with a greater than average growth orientation) is a subset of the Russell 1000® Index.

■	The Large Cap Value Fund — will seek to outperform the Russell 1000® Value Index by investing in equity securities that the Investment Adviser believes are selling at below normal valuations. The Russell 1000® Value Index, another subset of the Russell 1000® Index, consists of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

■	The Large Cap Core Fund — has a blended investment strategy that emphasizes a mix of both growth and value and will seek to outperform the Russell 1000® Index.

Although the Growth Fund emphasizes growth-oriented investments, the Value Fund emphasizes value-oriented investments and the Core Fund uses a blend of growth and value, there are equity investment strategies common to all three Funds. In selecting securities for a Fund’s portfolio from that Fund’s benchmark universe, the Investment Adviser uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. For each Fund, the Investment Adviser looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value, among other factors, is also examined — if the Investment Adviser believes that a company is overvalued, it will not be considered as an investment for any Fund. After the initial screening is done, the Investment Adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Investment Adviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because a Fund generally will not hold all the stocks in its applicable index, and because a Fund’s investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the Funds are not “index” funds. In seeking to outperform the relevant benchmark, however, the Investment Adviser reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:

■	Relative price to earnings and price to book ratios

■	Stability and quality of earnings

■	Earnings momentum and growth

■	Weighted median market capitalization of a Fund’s portfolio

■	Allocation among the economic sectors of a Fund’s portfolio as compared to the applicable index

■	Weighted individual stocks within the applicable index

Other Strategies. In addition to the main strategies discussed above, the Funds may use certain other investment strategies.

Each Fund also may invest in securities of foreign issuers that are represented by American Depositary Receipts, or “ADRs.”

Each Fund may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

Each Fund may invest in investment grade convertible securities, preferred stock, illiquid securities, and U.S. Government debt securities (i.e., securities that are direct obligations of the U.S. Government). There are no restrictions on the maturity of the debt securities in which a Fund may invest.

As a temporary measure for defensive purposes, each Fund may invest without limit in cash, cash equivalents or short-term U.S. Government securities. These investments may include high quality, short-term money market instruments such as U.S. Treasury and agency obligations, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company), short-term debt obligations of corporate issuers and certificates of deposit and bankers’ acceptances. These investments may adversely affect a Fund’s ability to meet its investment objective.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. As with any fund, there can be no guarantee that a Fund will meet its objective, or that a Fund’s performance will be positive over any period of time.

Set forth below are the main risks of investing in the Funds.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies.

Investing Style Risk — Large Cap Growth Fund follows an investing style that favors growth companies and Large Cap Value Fund follows an investing style that favors value companies. Historically, growth investments have performed best during the later stages of economic expansion and value investments have performed best during periods of economic recovery. Therefore, both the growth and value investing styles may over time go in and out of favor. At times when the investing style used by a Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

Each Fund also may be subject to certain other risks associated with its investments and investment strategies, including:

Derivatives — Each Fund may use derivative instruments to hedge its investments. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

Credit risk — the risk that the counterparty (the party on the other side of the transaction) in a derivative transaction will be unable to honor its financial obligation to a Fund.

Leverage risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Each Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge.

Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. Each Fund is not required to use hedging and may choose not to do so.

When Issued and Delayed Delivery Securities and Forward Commitments — Each Fund may purchase or sell securities that it is entitled to receive on a when issued basis. Each Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Borrowing and Leverage Risk — Each Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on a Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The costs of borrowing may reduce a Fund’s return. Certain derivative securities that each Fund may buy or other techniques that each Fund may use may create leverage, including, but not limited to, when issued securities, forward commitments and futures contracts and options.

Securities Lending — Each Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Fund may lose money and there may be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of the investments made with cash collateral. These events could trigger adverse tax consequences to the Funds.

Depositary Receipts — Each Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Each Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Statement of Additional Information

I f you would like further information about the Funds, including how they invest, please see the Statement of Additional Information.

For a discussion of each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information. Each Fund makes its top ten holdings available on a monthly basis at www.blackrock.com generally within 12 business days after the end of the month to which the information applies.

Your Account

Pricing of Shares

The Large Cap Growth Fund and the Large Cap Value Fund each offer six classes of shares and the Large Cap Core Fund offers five classes of shares. Each class of shares has its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your financial adviser or other financial intermediary can help you determine which share class is best suited to your personal financial goals.

For example, if you select Institutional shares, you will not pay any sales charge. However, only certain investors may buy Institutional shares. If you select Investor A shares, you generally pay a sales charge at the time of purchase and an ongoing account maintenance fee of 0.25% per year. You may be eligible for a sales charge reduction or waiver.

Certain financial intermediaries that make Fund shares available to their customers may charge fees in addition to those described in this Prospectus for providing certain services, including: marketing, distribution or other services intended to assist in the offer and sale of Fund shares; shareholder servicing activities; and/or sub-transfer agency services provided to individual shareholders or beneficial owners where a financial intermediary maintains omnibus accounts with a Fund’s transfer agent. The Investment Adviser, the Distributors or their affiliates may pay all or a portion of those fees out of their own resources. The amount of fees paid to a financial intermediary in any given year will vary and may be based on one or more factors, including a fixed amount, a fixed percentage rate, a financial intermediary’s sales of Fund shares, assets in Fund shares held by the intermediary’s customers, or other factors. In addition, consistent with applicable regulations, the Distributors or their affiliates may from time to time pay for or make contributions to financial intermediaries or their employees in connection with various activities including: training and education seminars for financial intermediary employees, clients and potential clients; due diligence meetings regarding a Fund; recreational activities; gifts; and/or other non-cash items. See the Statement of Additional Information for more information.

If you select Investor B, Investor C or Class R shares, you will invest the full amount of your purchase price but will be subject to a distribution fee of 0.75% per year for Investor B shares, 0.75% per year for Investor C shares, and 0.25% per year for Class R shares and an account maintenance fee of 0.25% per year for all three classes of shares. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Investor B or Investor C shares.

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. created a new BlackRock, Inc., a new independent asset management company. See “Management of the Fund.” In connection with this transaction, Merrill Lynch Large Cap Series Funds, Inc. was renamed “BlackRock Large Cap Series Funds, Inc.” These transactions are together referred to as the “Transactions.” In connection with the Transactions, existing shareholders of the Funds as of the date of this Prospectus hold shares as described in the following chart:

	Large Cap Growth Fund	Large Cap Value Fund	Large Cap Core Fund
If you held shares of the following share class of one of the Funds	Your share class became the following shares class of that Fund:
Class A	Investor A	Investor A	Investor A
Class B	Investor B	Investor B	Investor B
Class C	Investor C	Investor C	Investor C
Class I	Institutional	Institutional	Institutional
Class R	Class R	Class R	Class R

Each Fund’s shares are distributed by FAM Distributors, Inc. and BlackRock Distributors, Inc., each an affiliate of the Investment Adviser.

The table below summarizes key features of each of the Funds’ share classes.

	Investor A	Investor B	Investor C	Institutional	Class R	Service*
Availability	Generally available through selected securities dealers and other financial intermediaries.	Generally available through selected securities dealers and other financial intermediaries.	Generally available through selected securities dealers and other financial intermediaries.

Limited to certain eligible investors including:

•Current Institutional shareholders that meet certain requirements

•Certain Retirement Plans

•Participants in certain programs sponsored by the Investment Adviser or its affiliates, or selected securities dealers or other financial intermediaries

•Certain employees and affiliates of the Investment Adviser or its affiliates

Available only to certain retirement plans.

Limited to certain eligible investors including:

•Certain financial institutions, such as banks and brokerage firms, acting on behalf of their customers

•Certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996

•Participants in the Capital DirectionsSM asset allocation program

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.
Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within 18 months)	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.	No.	No.	No
Account Maintenance and Distribution Fees?	0.25% annual Account Maintenance Fee. No Distribution Fee.	0.25% annual Account Maintenance Fee. 0.75% annual Distribution Fee.	0.25% annual Account Maintenance Fee. 0.75% annual Distribution Fee.	No.	0.25% annual Account Maintenance Fee. 0.25% annual Distribution Fee.	0.25% annual Account Maintenance Fee. No Distribution Fee.
Conversion to Investor A shares?	N/A	Yes, automatically after approximately eight years.	No.	No.	No.	No
*	Offered only by Large Cap Growth Fund and Large Cap Value Fund.

Institutional Shares

Institutional shares are not subject to any sales charge. Only certain investors are eligible to buy Institutional shares. Your financial adviser or other financial intermediary can help you determine whether you are eligible to buy Institutional shares.

Eligible Institutional investors include the following:

■	Investors who currently own Institutional shares of the Fund may make additional purchases of Institutional shares of the Fund except for investors holding shares through certain omnibus accounts at financial intermediaries that are omnibus with the Fund and do not meet the applicable investment minimums.

■	Institutional and individual retail investors with a minimum investment of $2 million who purchase through certain broker-dealers or directly from the Transfer Agent.

■	Certain qualified retirement plans

■	Investors in selected fee based programs

■	Registered investment advisers with a minimum investment of $250,000

■	Trust department clients of PNC Bank and Merrill Lynch Trust Company and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets

■	Unaffiliated banks, thrifts or trust companies that have agreements with a Distributor

■	Holders of certain Merrill Lynch sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of a Fund

■	Employees and directors/trustees of BlackRock, Merrill Lynch or their affiliates

IMPORTANT DEFINITIONS

Right of Accumulation —permits you to pay the sales charge that would apply to the current value of all qualifying Investor class and Institutional shares taken together that you own in BlackRock Funds.

Letter of Intent — permits you to pay the sales charge that would apply if you add up all qualifying Investor class and Institutional shares of BlackRock Funds that you agree to buy within a 13 month period. Certain restrictions apply.

Investor A Shares — Initial Sales Charge Option

If you select Investor A shares, you will pay a sales charge at the time of purchase as shown in the following table.

Your Investment	As a % of Offering Price	As a % of Your Investment(a)	Dealer Compensation as a % of Offering Price
Less than $25,000	5.25%	5.54%	5.00%
$25,000 but less than $50,000	4.75%	4.99%	4.50%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $750,000	2.00%	2.04%	1.75%
$750,000 but less than $1,000,000	1.50%	1.52%	1.25%
$1,000,000 and over(b)	0.00%	0.00%	(b)
(a)	Rounded to the nearest one-hundredth percent.
(b)	If you invest $1,000,000 or more in Investor A shares, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer or other financial intermediary from its own funds. However, if you redeem your shares within eighteen months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds.

The table above shows the reduced sales charges for which you may qualify when you purchase Investor A shares of a Fund. You may qualify for these reductions through a single purchase or under a right of accumulation or letter of intent. These reductions will apply to the value of all qualifying holdings in shares of a Fund or other mutual funds advised by the Investment Adviser or its affiliates (“BlackRock Funds”) owned by you, your spouse and/or your children under the age of twenty one and by a single trustee of a single trust estate or a single fiduciary. For this purpose, the value of your holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the current value (including any sales charges paid) of all other shares you already hold taken together. For purposes of the right of accumulation, you may not combine with your other holdings shares held in pension, profit sharing or other employee benefit plans if those shares are held in the name of a nominee or custodian.

In order to receive a reduced sales charge, at the time you purchase shares of a Fund or any other BlackRock Fund, you should inform your financial adviser or other financial intermediary or the Transfer Agent of any other shares of the Fund or any other BlackRock Fund owned by you, your spouse and/or your children under the age of twenty one. These may include shares held in accounts held at a selected securities dealer, or another broker-dealer or other financial intermediary, including personal accounts, certain retirement accounts, employee benefit plan accounts, UGMA/UTMA accounts, Joint Tenancy accounts, trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which you are a beneficiary. Your financial adviser or other financial intermediary may request documentation — including account statements and records of the original cost of the shares owned by you, your spouse and/or your children under the age of twenty one — from you to show that you qualify for a reduced sales charge. You should retain these records because — depending on where an account is held or the type of account — a Fund, its Transfer Agent, and/or your financial adviser or other financial intermediary may not be able to maintain this information. If you do not notify your financial adviser or other financial intermediary, or the BlackRock Funds, you may not receive the sales charge reduction to which you are otherwise entitled.

No initial sales charge applies to Investor A shares that you buy through reinvestment of dividends or capital gains.

A sales charge waiver on a purchase of Investor A shares may also apply for:

■	Authorized qualified employee benefit plans or savings plans and rollovers of current investments in a Fund through such plans

■	Persons investing through an authorized payroll deduction plan

■	Persons investing through an authorized investment plan for organizations that operate under Section 501(c)(3) of the Internal Revenue Code

■	Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Fund

■	Persons associated with a Fund, a Fund’s Distributors, a Fund’s investment adviser, sub-adviser or Transfer Agent, and their affiliates

■	Persons participating in a fee-based program under which they pay advisory fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services

■	Employees of MetLife

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the Statement of Additional Information, which is available on request.

If you are eligible to buy both Investor A and Institutional shares, you should buy Institutional shares since Investor A shares are subject to a front end sales charge and an annual 0.25% account maintenance fee, while Institutional shares are not. The Distributors normally pay the annual Investor A account maintenance fee to dealers as a service fee on a monthly basis.

If you redeem any class of shares (other than Class R) and, within 60 days, buy new Investor A shares of the same Fund, you will not pay a sales charge on the new purchase amount. The amount eligible for this “Reinstatement Privilege” may not exceed the amount of your redemption proceeds and you may only exercise this privilege once in any twelve month period. To exercise the privilege, contact your financial adviser, selected securities dealer, other financial intermediary or the Funds’ Transfer Agent in writing at the address listed in on the back cover of this Prospectus.

Investor B and Investor C Shares — Deferred Sales Charge Options

If you select Investor B or Investor C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Investor B shares within six years after purchase, or Investor C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% for both classes of shares each year under distribution plans that each Fund has adopted under Rule 12b-1. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. Each Distributor uses the money that it receives from the deferred sales charge and the distribution fees to cover the costs of marketing, advertising and compensating the financial adviser, selected securities dealer or other financial intermediary who assists you in purchasing Fund shares.

No deferred sales charge applies to shares that you buy through reinvestment of dividends or capital gains.

Each Distributor currently pays a sales concession of 4.00% of the purchase price of Investor B shares to dealers from its own resources at the time of sale. Each Distributor also normally pays the annual Investor B shares account maintenance fee to dealers as a service fee on a monthly basis. Each Distributor normally retains the Investor B shares distribution fee.

Each Distributor currently pays dealers a sales concession of 1.00% of the purchase price of Investor C shares from its own resources at the time of sale. Each Distributor pays the annual Investor C shares distribution fee and the annual Investor C shares account maintenance fee as an ongoing concession and as a service fee, respectively, to dealers for Investor C shares held for over a year and normally retains the Investor C distribution fee and account maintenance fee during the first year after purchase. Under certain circumstances, a Distributor will pay the full Investor C shares distribution fee and account maintenance fee to dealers beginning in the first year after purchase in lieu of paying the sales concession.

Investor B Shares

If you redeem Investor B shares within six years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Years Since Purchase	Sales Charge*
0 – 1	4.50%
1 – 2	4.00%
2 – 3	3.50%
3 – 4	3.00%
4 – 5	2.00%
5 – 6	1.00%
6 and thereafter	0.00%
*	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Shares purchased prior to June 1, 2001 were subject to the four-year contingent deferred sales charge schedule then in effect which has now expired. Shares purchased prior to October 2, 2006 are subject to the 4.00% six-year CDSC schedule in effect at that time. Not all BlackRock Funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the original charge will apply.

Your Investor B shares convert automatically into Investor A shares approximately eight years after purchase. Any Investor B shares received through reinvestment of dividends paid on converting shares will convert pro rata based on the amount of shares being converted. Investor A shares are subject to lower annual expenses than Investor B shares. The conversion of Investor B shares to Investor A shares is not a taxable event for Federal income tax purposes.

Different conversion schedules apply to Investor B shares of different BlackRock Funds. For example, Investor B shares of a fixed income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Investor B shares in an exchange from another fund with a different conversion schedule, the conversion schedule that applies to the shares you acquire in the exchange will apply. The length of time that you hold both the original and exchanged Investor B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Investor C Shares

If you redeem Investor C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends.

Investor C shares do not offer a conversion privilege.

Contingent Deferred Sales Charge Waivers

The deferred sales charge relating to Investor B or Investor C shares may be reduced or waived in certain circumstances, such as:

■	Redemptions of shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in a Fund through such plans

■	Exchanges pursuant to the exchange privilege

■	Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 70 1/2

■	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 1, 2006

■	Redemptions made with respect to certain retirement plans sponsored by a Fund, BlackRock or an affiliate

■	Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent)

■	Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares

■	Involuntary redemptions of shares in accounts with low balances

■	Certain redemptions made through the systematic withdrawal plan offered by a Fund, the Investment Adviser or an affiliate

■	Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund

Class R Shares

Class R shares are available only to certain retirement plans. If you buy Class R shares, you will pay neither an initial sales charge nor a contingent deferred sales charge. However, Class R shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. Class R shares do not offer a conversion privilege.

Each Distributor normally pays the annual Class R shares distribution fee and annual Class R shares account maintenance fee to dealers as an ongoing concession and as a service fee, respectively, on a monthly basis.

Service Shares (Large Cap Growth Fund and Large Cap Value Fund only)

Only certain investors are eligible to buy Service shares. Your financial adviser or other financial intermediary can help you determine whether you are eligible to buy Service shares.

Eligible Service investors include the following:

■	Certain financial institutions, such as banks and brokerage firms, acting on behalf of their customers

■	Certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996

■	Participants in the Capital Directionssm asset allocation program

Service shares are normally purchased through a customer’s account at an institution through procedures established by the institution. In these cases, confirmation of share purchases and redemptions will be sent to the institutions. A customer’s ownership of shares will be recorded by the institution and reflected in the account statements provided by the institutions to their customers. Investors wishing to purchase Service shares should contact their institutions. Purchase order may be placed by calling (800) 441-7762.

Service shares are subject to an account maintenance fee of 0.25% per year. Service shares do not offer a conversion privilege. Service shares are not available for Large Cap Core Fund. The Distributors normally pay the annual Service share account maintenance fee to brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC Bank and their affiliates) as a service fee on a monthly basis.

How To Buy, Sell, Transfer and Exchange Shares

T he chart on the following pages summarizes how to buy, sell, transfer and exchange shares through your financial adviser, a selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy, sell, transfer and exchange shares through the Transfer Agent. To learn more about buying, selling, transferring or exchanging shares through the Transfer Agent, call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your financial adviser may help you with this decision.

Because of the high costs of maintaining smaller shareholder accounts, a Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 (or, for Service shares, $5,000) due to redemptions you have made. You will be notified that the value of your account is less than $500 (or, for Service shares, $5,000) before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 (or, for Service shares, $5,000) before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

If You Want To	Your Choices	Information Important for You to Know
Buy Shares	First, select the share class appropriate for you	Refer to the share class table in this Prospectus. Be sure to read this Prospectus carefully.
Next, determine the amount of your investment

The Fund will not accept a purchase order of $50,000 or more for Investor B shares or $500,000 or more for Investor C Shares. Your registered representative may set a lower maximum for Investor B or Investor C share purchases.

The minimum initial investment for Investor A, Investor B, Investor C and Class R shares of each Fund is $1,000 for all accounts except:

•$250 for certain fee-based programs

•$100 for retirement plans

The minimum initial investment for Institutional shares of a Fund is:

$2 million for institutions and individuals

$250,000 for registered investment advisers

The minimum initial investment for Service shares of a Fund is $5,000

(The minimums for initial investments may be waived under certain circumstances.)

Have your financial adviser, selected securities dealer or other financial intermediary submit your purchase order

The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (generally, 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Funds may reject any order to buy shares and may suspend the sale of shares at any time. Selected securities dealers or other financial intermediaries may charge a processing fee to confirm a purchase. Merrill Lynch, an affiliate of the Investment Adviser, generally charges a fee of $5.35.

	Or contact the Transfer Agent	To purchase shares directly, call the Transfer Agent at (800) 441-7762 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.
Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases is generally $50 except that retirement plans have a minimum additional purchase of $1 and certain programs, such as automatic investment programs, may have higher minimums. (The minimums for additional purchases may be waived under certain circumstances.)
	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.
	Participate in the automatic investment plan	You may invest a specific amount on a periodic basis through your investment account.
Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your Fund shares only to another securities dealer that has entered into an agreement with a Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.
	Transfer to a non-participating securities dealer or other financial intermediary	You must either: •Transfer your shares to an account with the Transfer Agent; or •Sell your shares, paying any applicable deferred sales charge.

If You Want To	Your Choices	Information Important for You to Know
Sell Your Shares	Have your financial adviser, selected securities dealer or other financial intermediary submit your sales order

The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your securities dealer or other financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Securities dealers or other financial intermediaries may charge a fee to process a redemption of shares. Merrill Lynch generally charges a fee of $5.35.

The Fund may reject an order to sell shares under certain circumstances.

Sell through the Transfer Agent

You may sell shares held at the Transfer Agent by writing to the Transfer Agent. All shareholders on the account must sign the letter. A signature guarantee generally will be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange and registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay usually will not exceed ten days.

You may also sell shares held at the Transfer Agent by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check, (ii) $250,000 for payments through the Automated Clearing House Network (ACH) or wire transfer or (iii) $10,000,000 for sales of Institutional and Class R shares. Call (800) 441-7762 for details. Redemption requests in excess of these amounts must be in writing with a medallion signature guarantee.

Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through ACH or by wire transfer. Investor Shares may also be redeemed by use of the Fund’s automated voice response unit service (VRU). Payment for Investor Shares redeemed by VRU or Internet may be made for nonretirement accounts in amounts up to $25,000, either through check, ACH or wire. You will be charged a fee of $7.50 for each redemption payment made by wire transfer and $15 for redemptions by check sent via overnight mail. You are responsible for any additional charges imposed by your bank for this service.

If You Want To	Your Choices	Information Important for You to Know
Sell Shares Systematically	Participate in a Fund’s Systematic Withdrawal Plan

To start a Systematic Withdrawal Plan (“SWP”), you must have a current investment of $10,000 or more in a BlackRock fund. Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form, which may be obtained from the Transfer Agent. To participate, you must have your Fund dividends automatically reinvested. You may change or cancel the SWP at any time, upon written notice to the Transfer Agent. If you purchase additional Investor A shares of a BlackRock fund at the same time you redeem shares through the SWP, you may lose money because of any applicable sales charge. No CDSC will be assessed on redemptions of Investor B or Investor C shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B or Investor C shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor B or Investor C shares in excess of this limit will still pay any applicable CDSC.

Ask your financial adviser or other financial intermediary for details.

Exchange Your Shares	Select the fund into which you want to exchange. Be sure to read that fund’s prospectus

You can exchange your shares of a Fund for the same class of shares of many other BlackRock funds. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund.

Investor A, Investor B, Investor C and Institutional shares of each Fund are generally exchangeable for shares of the same class of another BlackRock fund.

Some of the BlackRock funds impose a different initial or deferred sales charge schedule. If you exchange Investor A shares for shares of a fund with a higher initial sales charge than you originally paid, you may be charged the difference at the time of exchange. If you exchange Investor B or Investor C shares for shares of a fund with a different deferred sales charge schedule, the schedule that applies to your original shares will apply to the shares you receive in the exchange. The time you hold Investor B or Investor C shares in a fund will count when determining your holding period for calculating a deferred sales charge at redemption. If you exchange Investor A or Institutional shares for shares of BlackRock Summit Cash Reserves Fund, you will receive Investor A shares of BlackRock Summit Cash Reserves Fund. Investor B or Investor C shares of a Fund will be exchanged for Investor B shares of BlackRock Summit Cash Reserves Fund.

You may systematically exchange monies from one fund to up to four other funds. You must have a minimum of $10,000 invested in the initial fund, and investments in any additional funds must meet minimum initial investment requirements.

To exercise the exchange privilege contact your financial adviser, selected securities dealer or other financial intermediary or call the Transfer Agent at (800) 441-7762.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

If You Want To	Your Choices	Information Important for You to Know
EZ Trader Account	Allows an investor to purchase or sell Fund shares by telephone or over the Internet through ACH.	Prior to establishing an EZ Trader account, please contact your bank to confirm that it is a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to BlackRock Funds, c/o PFPC, Inc., P.O. Box 9819, Providence, Rhode Island 02940-8019. Prior to placing a telephone or internet purchase or sale order, please contact the Fund at (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet. Proceeds will be sent to your pre-designated bank account.
Dividend Allocation Plan	Automatically invests your distributions into another fund of your choice pursuant to your instructions, without any fees or sales charges.	Please call the Fund at (800) 441-7762 for details.
Internet Transactions	Make on-line transactions and view account balances and activity

You may redeem or exchange your shares, and view activity in your account, by logging onto the BlackRock website at www.blackrock.com/funds. To use this service, you will need a browser that supports Microsoft Internet Explorer 5.5 or higher, Netscape 7.1 or higher, Firefox 1.0 or higher, and AOL 8.0 (for Windows operating systems from Windows 2000 and above). In addition, MacIntosh operating system 9 with Netscape 6.2 and MacIntosh operating system 10x with Safari 1.2.3, Netscape 6.2, and Firefox 1.0 are also supported. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Fund limits Internet purchases and redemptions in shares of each Fund to $25,000 per trade.

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to Electronic Delivery), before attempting to transact online.

The Funds employ reasonable procedures to confirm that transactions entered over the Internet are genuine. The procedures include the use of a protected password, Secure Socket Layering (SSL), 128-bit encryption and other precautions designed to protect the integrity, confidentiality and security of shareholder information. By entering into the User Agreement with a Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

Short-Term Trading

Each Fund reserves the right to reject any purchase order, including exchanges. Short-term or excessive trading (sometimes known as “market timing”) into and out of a Fund, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of the Fund. Short-term or excessive trading may cause a Fund to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. Accordingly, each Fund has adopted certain policies and procedures, which have been reviewed and approved by the Corporation’s Board of Directors, designed to deter such short-term or excessive trading. Shareholders may not exchange their shares of a Fund for shares of another mutual fund advised by the Investment Adviser or its affiliates unless they have held the shares to be used in the exchange for at least fifteen days. Each Fund will reject purchase orders from investors who have previously purchased and sold shares of the Fund within a fifteen day period. In addition, each Fund will reject purchase orders, including exchanges that fall both within and outside the fifteen day holding period, from market timers or other investors if Fund management, in its discretion, has determined that such orders are short-term or excessive, and will be disruptive to the Fund. For these purposes, Fund management considers an investor’s trading history in the Fund or other funds advised by the Investment Adviser or its affiliates, and accounts under common ownership or control. Each Distributor has entered into agreements with respect to financial advisers and other financial intermediaries that maintain omnibus accounts with the Funds’ Transfer Agent pursuant to which such financial advisers and other financial intermediaries undertake to cooperate with the Distributors in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in a Fund’s shares through such accounts.

Each Fund applies these policies to all shareholders. However, Fund management may not be able to determine that a specific order, particularly with respect to orders made through omnibus accounts or 401(k) plans, is short-term or excessive, and will be disruptive to a Fund and so makes no representation that all such orders can or will be rejected.

Anti-Money Laundering Requirements

Each Fund is subject to the USA Patriot Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, each Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of

IMPORTANT DEFINITIONS

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

financial advisers; it will be used only for compliance with the requirements of the Patriot Act. Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is each Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

How Shares Are Priced

W hen you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at the net asset value, minus any applicable deferred sales charge. The Funds calculate the net asset value of each class of their shares (generally by using market quotations) each day the New York Stock Exchange (the “Exchange”) is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Funds may trade on weekends or other days when the Funds do not price their shares. As a result, the Funds’ net asset value may change on days when you will not be able to purchase or redeem Fund shares.

Generally, Institutional shares will have the highest net asset value because that class has the lowest expenses, and Investor A and Service shares will have a higher net asset value than Investor B, Investor C or Class R shares, and Class R shares will have a higher net asset value than Investor B or Investor C shares. Also, dividends paid on Investor A, Service, Institutional and Class R shares will generally be higher than dividends paid on Investor B and Investor C shares because Investor A, Service, Institutional and Class R shares have lower expenses.

The Funds invest primarily in the securities of U.S. issuers or in ADRs of foreign issuers that trade in the U.S. markets. Therefore, each Fund generally prices its securities as of the close of the Exchange based on the closing market prices of the securities. However, if market quotations are not readily available or, in the Investment Adviser’s judgment, do not accurately reflect fair value for a security, that security will be valued by another method that the Board of Directors believes more accurately reflects the fair value.

The Board has adopted valuation procedures for the Funds and has delegated the day-to-day responsibility for fair value determinations to the Investment Adviser’s Valuation Committee. Fair value determinations by the Investment Adviser that affect a Fund’s net asset value are subject to review, approval or ratification, as appropriate, by the Board. In determining whether current market prices are readily available or accurately reflect a security’s fair value, the Investment Adviser monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of an issuer’s securities during the trading day or a company announcement) or events affecting securities markets generally (for example, market volatility or a natural disaster).

The Funds’ use of fair value pricing is designed to ensure that each Fund’s net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair valuation used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

The Funds may accept orders from certain authorized financial intermediaries or their designees. The Funds will be deemed to receive an order when accepted by the financial intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be cancelled and the financial intermediary could be held liable for any losses.

Participation in Fee-based Programs

I f you participate in certain fee-based programs offered by the Investment Adviser or an affiliate of the Investment Adviser, or selected securities dealers or other financial intermediaries that have agreements with the Distributors, you may be able to buy Institutional shares, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

Shareholders that participate in a fee based program generally have two options at termination. The program can be terminated and the shares liquidated or the program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional shares in the program are eligible to purchase additional shares of the respective share class of the fund, but may be subject to upfront sales charges. Additional purchases of Institutional shares are available only if you have an existing position at the time of purchase or are otherwise eligible for Institutional shares.

IMPORTANT DEFINITIONS

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

‘‘BUYING A DIVIDEND’’

Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a Fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial adviser, selected securities dealer or other financial intermediary.

Dividends and Taxes

T he Funds will distribute net investment income, if any, and net realized capital gains, if any, at least annually. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your financial adviser, selected securities dealer, other financial intermediary or the Transfer Agent. Although this cannot be predicted with any certainty, each Fund anticipates that the majority of its dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates depending on how long a Fund held the assets sold.

You will pay tax on dividends from a Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain dividend income, including dividends received from some foreign corporations, and long-term capital gain are eligible for taxation at a reduced rate that applies to non-corporate shareholders. To the extent the Funds make any distributions derived from long-term capital gain and qualifying dividend income, such distributions will be eligible for taxation at the reduced rate.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, a Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, for taxable years beginning after December 31, 2004 and before January 1, 2008, certain distributions designated by the Fund as either interest related dividends or short-term gain dividends and paid to a foreign shareholder would be eligible for an exemption from U.S. withholding tax.

Dividends and interest received by the Funds may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Fund under all applicable tax laws.

Electronic Delivery

E lectronic copies of most financial reports and prospectuses are available on the Funds’ website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semiannual reports and prospectuses by enrolling in the Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Log into your account

Delivery of Shareholder Documents

T he Funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800) 441-7762.

Management of the Funds

BlackRock Advisors, LLC

BlackRock Advisors, LLC is the Trust’s Investment Adviser and manages each Portfolio’s investments subject to the oversight of the Board of Trustees of the Trust. The Investment Adviser is a wholly owned subsidiary of BlackRock, Inc. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business combined with that of BlackRock to create a new independent company that is one of the world’s largest asset management firms with over $1 trillion in assets under management. The combined company offers a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. The new company has over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe.

The Investment Adviser has the responsibility for making all investment decisions for the Portfolios. The Investment Adviser has a sub-advisory agreement with BlackRock Investment Management, LLC (the “Sub-Adviser”), an affiliate, under which the Investment Adviser pays the Sub-Adviser a fee for services it provides equal to 74% of the advisory fee paid to the Investment Adviser under the investment advisory agreement between the Investment Adviser and the Trust. The Sub-Adviser is responsible for the day-to-day management of each Portfolio.

Each Fund pays the Investment Adviser a fee at the following annual rates:

■	with respect to BlackRock Large Cap Growth Fund, 0.50% of the Portfolio’s average daily net assets not exceeding $5 billion and 0.45% of the Portfolio’s average daily net assets in excess of $5 billion,

■	with respect to BlackRock Large Cap Value Fund, 0.50% of the Portfolio’s average daily net assets not exceeding $3 billion and 0.45% of the Portfolio’s average daily net assets in excess of $3 billion, and

■	with respect to BlackRock Large Cap Core Fund, 0.50% of the Portfolio’s average daily net assets not exceeding $1 billion, 0.45% of the Portfolio’s average daily net assets in excess of $1 billion but not exceeding $5 billion, and 0.40% of the Portfolio’s average daily net assets in excess of $5 billion.

Each Fund also pays BlackRock Advisors, LLC, as the Administrator, an administration fee at the annual rate of 0.25% of the average daily net assets of the respective Fund.

Prior to September 29, 2006, Fund Asset Management, L.P. (“FAM”), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., acted as the Trust’s investment adviser. For the fiscal year ended October 31, 2005, FAM, as investment adviser, received a fee at the annual rate of 0.50% of the average daily net assets of each of Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio and 0.47% of the average daily net assets of Master Large Cap Core Portfolio.

For a discussion of the basis of the Boards of Directors’ approval of the Funds’ investment advisory arrangements, please see the Funds’ annual shareholder report for the most recent fiscal period ended October 31.

Robert C. Doll, Jr., is each Fund’s senior portfolio manager and is primarily responsible for the day-to-day management of each Fund’s portfolio and the selection of its investments. He has been each Fund’s portfolio manager since inception. Mr. Doll has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Private Client Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of FAM and its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM”), from 2001 to 2006. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining MLIM, Mr. Doll was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006. For more information about the portfolio manager’s compensation, other accounts Mr. Doll manages and his ownership of Fund shares, please see the Statement of Additional Information.

The Investment Adviser was organized in 1994 to perform advisory services for investment companies. The Sub-Adviser is a registered investment adviser organized in 1999. The Investment Adviser and its affiliates had approximately $1.04 trillion in investment company and other portfolio assets under management as of June 30, 2006.

From time to time, a manager, analyst, or other employee of the Investment Adviser or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Investment Adviser or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Conflicts of Interest

The investment activities of the Investment Adviser and its affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage a Fund and its shareholders. The Investment Adviser provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Funds. The Investment Adviser and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)), are involved with a broad spectrum of financial services and asset management activities, and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of a Fund. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by a Fund and may result in the Investment Adviser or an Affiliate having positions that are adverse to those of the Fund. Neither the Investment Adviser nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with a Fund. As a result, the Investment Adviser or an Affiliate may compete with a Fund for appropriate investment opportunities. In addition, each Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. Each Fund also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. Each Fund may also make brokerage and other payments to an Affiliate in connection with a Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Directors, each Fund has retained an Affiliate of the Investment Adviser to serve as the securities lending agent for the Fund to the extent that a Fund engages in the securities lending program. For these services, the lending agent may receive a fee from a Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which a Fund may lend its portfolio securities under the securities lending program.

The activities of the Investment Adviser and its Affiliates may give rise to other conflicts of interest that could disadvantage a Fund and its shareholders. The Investment Adviser has adopted policies and procedures designed to address these potential conflicts of interest. See the Statement of Additional Information for further information.

MASTER/FEEDER STRUCTURE

E ach Fund is a series of BlackRock Large Cap Series Funds, Inc. and is a “feeder” fund that invests all of its assets in a corresponding “master” portfolio of the Master Large Cap Series Trust. Investors in a Fund will acquire an indirect interest in the corresponding Portfolio.

Each Portfolio accepts investments from other feeder funds, and all the feeders of a given Portfolio bear the Portfolio’s expenses in proportion to their assets. This structure may enable the Funds to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from the Portfolio from different feeders may offset each other and produce a lower net cash flow.

However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the same Portfolio on more attractive terms, or could experience better performance, than another feeder. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the same Portfolio. Information about other feeders, if any, is available by calling (800) 441-7762.

Whenever a Portfolio holds a vote of its feeder funds, the Fund investing in that Portfolio will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than a Fund over the operations of its Portfolio.

A Fund may withdraw from its master portfolio at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund’s assets directly.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in each table represent the rate an investor would have earned or lost on an investment in that Fund (assuming reinvestment of all dividends). The information for each period, with the exception of the six months ended April 30, 2006, has been audited by Deloitte & Touche LLP, whose report, along with each Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request. Service shares had not yet commenced operations as of April 30, 2006; therefore, financial performance information is not provided for Service shares.

LARGE CAP GROWTH FUND

	Investor A							Investor B
	For the Six Months ended April 30, 2006 (unaudited)		For the Year Ended October 31					For the Six Months ended April 30, 2006 (unaudited)		For the Year Ended October 31,
			2005	2004	2003	2002	2001			2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$9.22		$8.26	$7.89	$6.39	$7.47	$11.32	$8.82		$7.96	$7.66	$6.25	$7.37	$11.26
Investment loss — net†	(.02)		(.04)	(.06)	(.05)	(.06)	(.07)	(.06)		(.10)	(.12)	(.10)	(.12)	(.14)
Realized and unrealized gain (loss) — net	1.31		1.00	.43	1.55	(1.02)	(3.78)	1.25		.96	.42	1.51	(1.00)	(3.75)
Total from investment operations	1.29		.96	.37	1.50	(1.08)	(3.85)	1.19		.86	.30	1.41	(1.12)	(3.89)
Less distributions in excess of realized gain — net	—		—	—	—	—	— #	—		—	—	—	—	— #
Net asset value, end of period	$10.51		$9.22	$8.26	$7.89	$6.39	$7.47	$10.01		$8.82	$7.96	$7.66	$6.25	$7.37
Total Investment Return:*
Based on net asset value per share	13.99	%**	11.62%	4.69%	23.47%	(14.46)%	(33.98)%	13.49	%**	10.80%	3.92%	22.56%	(15.20)%	(34.54)%
Ratios to Average Net Assets:††
Expenses, net of reimbursement	1.27	%##	1.33%	1.38%	1.46%	1.54%	1.38%	2.05	%##	2.11%	2.16%	2.27%	2.32%	2.17%
Expenses	1.27	%##	1.33%	1.38%	1.46%	1.56%	1.38%	2.05	%##	2.11%	2.16%	2.27%	2.34%	2.17%
Investment loss — net	(.49	%)##	(.46)%	(.69)%	(.81)%	(.88)%	(.90)%	(1.26	)%##	(1.15)%	(1.48)%	(1.61)%	(1.66)%	(1.67)%
Supplemental Data:
Net assets, end of period (in thousands)	$162,774		$112,887	$64,539	$27,410	$15,874	$15,032	$107,816		$95,593	$93,382	$100,683	$83,726	$70,428
Portfolio turnover of Master Large Cap Growth Portfolio	51.87%		131.79%	164.94%	178.11%	177.46%	230.34%	51.87%		131.79%	164.94%	178.11%	177.46%	230.34%

*	Total investment returns exclude the effects of sales charges.
**	Aggregate total investment return.
†	Based on average shares outstanding.
††	Includes the Fund’s share of the Portfolio’s allocated expenses and/or investment income — net.
#	Amount is less than $(.01) per share.
##	Annualized.

FINANCIAL HIGHLIGHTS (continued)

	Investor C							Institutional
	For the Six Months ended April 30, 2006 (unaudited)		For the Year Ended October 31,					For the Six Months ended April 30, 2006 (unaudited)		For the Year Ended October 31,
			2005	2004	2003	2002	2001			2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$8.81		$7.95	$7.65	$6.25	$7.36	$11.25	$9.36		$8.36	$7.97	$6.44	$7.50	$11.35
Investment loss — net†	(.06)		(.10)	(.12)	(.10)	(.12)	(.14)	(.01)		(.02)	(.04)	(.04)	(.05)	(.06)
Realized and unrealized gain (loss) — net	1.25		.96	.42	1.50	(.99)	(3.75)	1.33		1.02	.43	1.57	(1.01)	(3.78)
Total from investment operations	1.19		.86	.30	1.40	(1.11)	(3.89)	1.32		1.00	.39	1.53	(1.06)	(3.84)
Less distributions in excess of realized gain — net	—		—	—	—	—	— #	—		—	—	—	—	(.01)
Net asset value, end of period	$10.00		$8.81	$7.95	$7.65	$6.25	$7.36	$10.68		$9.36	$8.36	$7.97	$6.44	$7.50
Total Investment Return:*
Based on net asset value per share	13.51	%**	10.82%	3.92%	22.40%	(15.08)%	(34.56)%	14.10	%**	11.96%	4.89%	23.76%	(14.13)%	(33.89)%
Ratios to Average Net Assets:††
Expenses, net of reimbursement	2.04	%##	2.11%	2.16%	2.27%	2.33%	2.17%	1.02	%##	1.08%	1.13%	1.22%	1.29%	1.14%
Expenses	2.04	%##	2.11%	2.16%	2.27%	2.35%	2.17%	1.02	%##	1.08%	1.13%	1.22%	1.31%	1.14%
Investment loss — net	(1.26	)%##	(1.19)%	(1.48)%	(1.62)%	(1.67)%	(1.68)%	(.24	)%##	(.20)%	(.45)%	(.57)%	(.63)%	(.65)%
Supplemental Data:
Net assets, end of period (in thousands)	$165,095		$125,150	$94,969	$68,337	$52,872	$39,167	$206,194		$128,667	$79,869	$53,163	$31,989	$23,112
Portfolio turnover of Master Large Cap Growth Portfolio	51.87%		131.79%	164.94%	178.11%	177.46%	230.34%	51.87%		131.79%	164.94%	178.11%	177.46%	230.34%

*	Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Institutional shares are no longer subject to any front-end sales charge.
**	Aggregate total investment return.
†	Based on average shares outstanding.
††	Includes the Fund’s share of the Portfolio’s allocated expenses and/or investment income — net.
#	Amount is less than $(.01) per share.
##	Annualized.

	Class R
	For the Six Months ended April 30, 2006 (unaudited)		For the Year Ended October 31,		For the Period January 3, 2003† to October 31, 2003
			2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$9.00		$8.08	$7.74	$6.16
Investment loss — net††	(.04)		(.07)	(.06)	(.05)
Realized and unrealized gain — net	1.29		.99	.40	1.63
Total from investment operations	1.25		.92	.34	1.58
Net asset value, end of period	$10.25		$9.00	$8.08	$7.74
Total Investment Return:
Based on net asset value per share	13.89	%#	11.39%	4.39%	25.65	%#
Ratios to Average Net Assets:†††
Expenses	1.52	%*	1.58%	1.61%	1.72	%*
Investment loss — net	(.74	)%*	(.75)%	(.95)%	(.94	)%*
Supplemental Data:
Net assets, end of period (in thousands)	$44,166		$26,566	$11,304	$290
Portfolio turnover of Master Large Cap Growth Portfolio	51.87%		131.79%	164.94%	178.11%

*	Annualized.
†	Commencement of operations.
††	Based on average shares outstanding.
†††	Includes the Fund’s share of the Portfolio’s allocated expenses and/or investment income — net.
#	Aggregate total investment return.

FINANCIAL HIGHLIGHTS (continued)

LARGE CAP VALUE FUND

	Investor A							Investor B
	For the Six Months ended April 30, 2006 (unaudited)		For the Year Ended October 31,					For the Six Months ended April 30, 2006 (unaudited)		For the Year Ended October 31,
			2005	2004	2003	2002	2001			2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$16.86		$14.53	$12.77	$10.14	$10.62	$11.61	$16.12		$14.02	$12.41	$9.93	$10.48	$11.54
Investment income (loss) — net†	.01		.02	.03	.03	.04	.04	(.05)		(.09)	(.07)	(.05)	(.03)	(.04)
Realized and unrealized gain (loss) — net	2.23		2.97	1.73	2.60	(.52)	(1.02)	2.12		2.85	1.68	2.53	(.52)	(1.02)
Total from investment operations	2.24		2.99	1.76	2.63	(.48)	(.98)	2.07		2.76	1.61	2.48	(.55)	(1.06)
Less distributions:
Realized gain — net	(.81)		(.66)	—	—	—	—	(.68)		(.66)	—	—	—	—
Return of capital — net	—		—	—	—	—	(.01)	—		—	—	—	—	— #
Total distributions	(.81)		(.66)	—	—	—	(.01)	(.68)		(.66)	—	—	—	— #
Net asset value, end of period	$18.29		$16.86	$14.53	$12.77	$10.14	$10.62	$17.51		$16.12	$14.02	$12.41	$9.93	$10.48
Total Investment Return:*
Based on net asset value per share	13.61	%**	21.20%	13.78%	25.94%	(4.52)%	(8.43)%	13.13	%**	20.29%	12.97%	24.97%	(5.25)%	(9.18)%
Ratios to Average Net Assets:††
Expenses	1.19	%##	1.23%	1.26%	1.28%	1.28%	1.29%	1.96	%##	2.00%	2.02%	2.05%	2.05%	2.07%
Investment income (loss) — net	.10	%##	.10%	.21%	.24%	.49%	.32%	(.62	)%##	(.60)%	(.53)%	(.50)%	(.28)%	(.44)%
Supplemental Data:
Net assets, end of period (in thousands)	$656,786		$371,216	$161,867	$90,358	$46,020	$37,190	$279,140		$261,345	$222,055	$202,190	$174,623	$167,613
Portfolio turnover of Master Large Cap Value Portfolio	27.97%		94.95%	127.59%	157.04%	136.92%	168.54%	27.97%		94.95%	127.59%	157.04%	136.92%	168.54%

*	Total investment returns exclude the effects of sales charges.
**	Aggregate total investment return.
†	Based on average shares outstanding.
††	Includes the Fund’s share of the Portfolio’s allocated expenses and/or investment income — net.
#	Amount is less than $(.01) per share.
##	Annualized.

FINANCIAL HIGHLIGHTS (continued)

	Investor C							Institutional
	For the Six Months ended April 30, 2006 (unaudited)		For the Year Ended October 31,					For the Six Months ended April 30, 2006 (unaudited)		For the Year Ended October 31,
			2005	2004	2003	2002	2001			2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$16.11		$14.01	$12.41	$9.93	$10.48	$11.54	$17.12		$14.71	$12.89	$10.21	$10.67	$11.64
Investment income (loss) — net†	(.05)		(.10)	(.07)	(.05)	(.03)	(.04)	.03		.06	.07	.06	.05	.07
Realized and unrealized gain (loss) — net	2.12		2.86	1.67	2.53	(.52)	(1.02)	2.26		3.01	1.75	2.62	(.51)	(1.03)
Total from investment operations	2.07		2.76	1.60	2.48	(.55)	(1.06)	2.29		3.07	1.82	2.68	(.46)	(.96)
Less distributions:
Realized gain — net	(.72)		(.66)	—	—	—	—	(.84)		(.66)	—	—	—	—
Return of capital — net	—		—	—	—	—	— #	—		—	—	—	—	(.01)
Total distributions	(.72)		(.66)	—	—	—	— #	(.84)		(.66)	—	—	—	(.01)
Net asset value, end of period	$17.46		$16.11	$14.01	$12.41	$9.93	$10.48	$18.57		$17.12	$14.71	$12.89	$10.21	$10.67
Total Investment Return:*
Based on net asset value per share	13.13	%**	20.31%	12.89%	24.97%	(5.25)%	(9.18)%	13.71	%**	21.49%	14.12%	26.25%	(4.31)%	(8.21)%
Ratios to Average Net Assets:††
Expenses	1.96	%##	2.00%	2.03%	2.06%	2.05%	2.07%	.94	%##	.98%	1.01%	1.03%	1.03%	1.04%
Investment income (loss) — net	(.65	)%##	(.65)%	(.54)%	(.51)%	(.28)%	(.45)%	.36	%##	.35%	.49%	.51%	.76%	.60%
Supplemental Data:
Net assets, end of period (in thousands)	$604,174		$409,937	$219,806	$129,456	$95,895	$77,901	$752,339		$446,172	$194,625	$92,736	$66,754	$42,641
Portfolio turnover of Master Large Cap Value Portfolio	27.97%		94.95%	127.59%	157.04%	136.92%	168.54%	27.97%		94.95%	127.59%	157.04%	136.92%	168.54%

*	Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Institutional shares are no longer subject to any front-end sales charge.
**	Aggregate total investment return.
†	Based on average shares outstanding.
††	Includes the Fund’s share of the Portfolio’s allocated expenses and/or investment income — net.
#	Amount is less than $(.01) per share.
##	Annualized.

	Class R
	For the Six Months ended April 30, 2006 (unaudited)		For the Year Ended October 31,		For the Period January 3, 2003† to October 31, 2003
			2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$16.46		$14.23	$12.54	$10.12
Investment income (loss) — net††	(.01)		(.03)	— ##	.01
Realized and unrealized gain — net	2.16		2.92	1.69	2.41
Total from investment operations	2.15		2.89	1.69	2.42
Less distributions from realized gain — net	(.79)		(.66)	—	—
Net asset value, end of period	$17.82		$16.46	$14.23	$12.54
Total Investment Return:
Based on net asset value per share	13.40	%#	20.93%	13.48%	23.91	%#
Ratios to Average Net Assets †††
Expenses	1.44	%*	1.48%	1.53%	1.53	%*
Investment income (loss) — net	(.15	)%*	(.19)%	(.03)%	.01	%*
Supplemental Data:
Net assets, end of period (in thousands)	$83,059		$45,894	$11,362	$12
Portfolio turnover of Master Large Cap Value Portfolio	27.97%		94.95%	127.59%	157.04%

*	Annualized.
†	Commencement of operations.
††	Based on average shares outstanding.
†††	Includes the Fund’s share of the Portfolio’s allocated expenses and/or investment income — net.
#	Aggregate total investment return.
##	Amount is less than $(.01) per share.

FINANCIAL HIGHLIGHTS (continued)

LARGE CAP CORE FUND

	Investor A							Investor B
	For the Six Months ended April 30, 2006 (unaudited)		For the Year Ended October 31,					For the Six Months ended April 30, 2006 (unaudited)	For the Year Ended October 31,
			2005	2004	2003	2002	2001		2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$13.01		$11.15	$10.23	$8.25	$9.06	$11.74	$12.43	$10.74	$9.93	$8.07	$8.93	$11.67
Investment income (loss) — net†	(.01)		.01	(.01)	(.02)	.01	— #	(.06)	(.08)	(.09)	(.08)	(.06)	(.08)
Realized and unrealized gain (loss) — net	1.79		1.94	.93	2.00	(.82)	(2.68)	1.70	1.86	.90	1.94	(.80)	(2.66)
Total from investment operations	1.78		1.95	.92	1.98	(.81)	(2.68)	1.64	1.78	.81	1.86	(.86)	(2.74)
Less distributions:
Realized gain — net	(.78)		(.09)	—	—	—	—	(.67)	(.09)	—	—	—	—
In excess of realized gain — net	—		—	—	—	—	— #	—	—	—	—	—	— #
Total distributions	(.78)		(.09)	—	—	—	— #	(.67)	(.09)	—	—	—	— #
Net asset value, end of period	$14.01		$13.01	$11.15	$10.23	$8.25	$9.06	$13.40	$12.43	$10.74	$9.93	$8.07	$8.93
Total Investment Return:*
Based on net asset value per share	14.06	%**	17.61%	8.99%	24.00%	(8.94)%	(22.80)%	13.57%**	16.69%	8.16%	23.05%	(9.63)%	(23.47)%
Ratios to Average Net Assets: ††
Expenses	1.13	%##	1.16%	1.18%	1.23%	1.28%	1.32%	1.91%##	1.93%	1.95%	2.00%	2.07%	2.06%
Investment income (loss) — net	(.11	)%##	.05%	(.09)%	(.21)%	.10%	(.05)%	(.87 )%#	(.66)%	(.86)%	(.96)%	(.64)%	(.80)%
Supplemental Data:
Net assets, end of period (in thousands)	$861,443		$629,682	$392,896	$293,144	$136,552	$84,891	$481,054	$446,242	$412,162	$389,598	$329,121	$159,287
Portfolio turnover of Master Large Cap Core Portfolio	38.13%		93.95%	135.48%	138.73%	150.18%	162.28%	38.13%	93.95%	135.48%	138.73%	150.18%	162.28%

*	Total investment returns exclude the effects of sales charges.
**	Aggregate total investment return.
†	Based on average shares outstanding.
††	Includes the Fund’s share of the Portfolio’s allocated expenses and/or investment income — net.
#	Amount is less than $(.01) per share.
##	Annualized.

FINANCIAL HIGHLIGHTS (concluded)

	Investor C							Institutional
	For the Six Months ended April 30, 2006 (unaudited)		For the Year Ended October 31,					For the Six Months ended April 30, 2006 (unaudited)		For the Year Ended October 31,
			2005	2004	2003	2002	2001			2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$12.43		$10.73	$9.93	$8.07	$8.93	$11.67	$13.20		$11.28	$10.33	$8.31	$9.10	$11.77
Investment income (loss) — net†	(.06)		(.09)	(.09)	(.08)	(.06)	(.08)	.01		.04	.02	.01	.03	.02
Realized and unrealized gain (loss) — net	1.70		1.88	.89	1.94	(.80)	(2.66)	1.80		1.97	.93	2.01	(.82)	(2.69)
Total from investment operations	1.64		1.79	.80	1.86	(.86)	(2.74)	1.81		2.01	.95	2.02	(.79)	(2.67)
Less distributions:
Realized gain — net	(.70)		(.09)	—	—	—	—	(.80)		(.09)	—	—	—	—
In excess of realized gain — net	—		—	—	—	—	— #	—		—	—	—	—	— #
Total distributions	(.70)		(.09)	—	—	—	— #	(.80)		(.09)	—	—	—	— #
Net asset value, end of period	$13.37		$12.43	$10.73	$9.93	$8.07	$8.93	$14.21		$13.20	$11.28	$10.33	$8.31	$9.10
Total Investment Return:*
Based on net asset value per share	13.58	%**	16.80%	8.06%	23.05%	(9.63)%	(23.47)%	14.15	%**	17.94%	9.20%	24.31%	(8.68)%	(22.65)%
Ratios to Average Net Assets:††
Expenses	1.91	%##	1.94%	1.96%	2.01%	2.07%	2.07%	.88	%##	.91%	.93%	.98%	1.04%	1.05%
Investment income (loss) — net	(.89	)%##	(.73)%	(.86)%	(.97)%	(.66)%	(.81)%	.14	%##	.31%	.17%	.06%	.33%	.21%
Supplemental Data:
Net assets, end of period (in thousands)	$1,017,557		$737,063	$430,689	$250,491	$178,459	$86,694	$846,906		$601,378	$415,647	$307,277	$214,953	$76,674
Portfolio turnover of Master Large Cap Core Portfolio	38.13%		93.95%	135.48%	138.73%	150.18%	162.28%	38.13%		93.95%	135.48%	138.73%	150.18%	162.28%

*	Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Institutional shares are no longer subject to any front-end sales charge.
**	Aggregate total investment return.
†	Based on average shares outstanding.
††	Includes the Fund’s share of the Portfolio’s allocated expenses and/or investment income — net.
#	Amount is less than $(.01) per share.
##	Annualized.

	Class R
	For the Six Months ended April 30, 2006		For the Year Ended October 31,		For the Period January 3, 2003† to October 31, 2003
			2005	2004
	(unaudited)
Per Share Operating Performance:
Net asset value, beginning of period	$12.68		$10.89	$10.02	$8.12
Investment loss — net††	(.02)		(.03)	(.03)	(.05)
Realized and unrealized gain — net	1.73		1.91	.90	1.95
Total from investment operations	1.71		1.88	.87	1.90
Less distributions from realized gain — net	(.76)		(.09)	—	—
Net asset value, end of period	$13.63		$12.68	$10.89	$10.02
Total Investment Return:
Based on net asset value per share	13.93	%#	17.39%	8.68%	23.40	%#
Ratios to Average Net Assets: †††
Expenses	1.38	%*	1.42%	1.43%	1.48	%*
Investment loss — net	(.37	)%*	(.28)%	(.32)%	(.44	)%*
Supplemental Data:
Net assets, end of period (in thousands)	$77,506		$46,379	$15,160	$119
Portfolio turnover of Master Large Cap Core Portfolio	38.13%		93.95%	135.48%	138.73%

*	Annualized.
†	Commencement of operations.
††	Based on average shares outstanding.
†††	Includes the Fund’s share of the Portfolio’s allocated expenses and/or investment income — net.
#	Aggregate total investment return.

FUND

BlackRock Large Cap Series Funds, Inc.

P.O. Box 9011

Princeton, New Jersey 08543-9011

(800) 441-7762

INVESTMENT ADVISER

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

SUB-ADVISER

BlackRock Investment Management, LLC

P.O. Box 9011

Princeton, New Jersey 08543-9011

TRANSFER AGENT

PFPC, Inc.

P.O. Box 9819

Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

750 College Road East

Princeton, New Jersey 08540

ACCOUNTING SERVICES PROVIDER

State Street Bank and Trust Company

500 College Road East

Princeton, New Jersey 08540

DISTRIBUTORS

BlackRock Distributors, Inc.

760 Moore Road

King of Prussia, Pennsylvania 19406

FAM Distributors, Inc.

P.O. Box 9081

Princeton, New Jersey 08543-9081

CUSTODIAN

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109

COUNSEL

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019-6018

For More Information

Shareholder Reports

Additional information about each Fund’s investments will be available in the Funds’ Annual and Semi-Annual Reports. In the Fund’s Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. You may obtain these reports at no cost at www.blackrock.com or by calling (800) 441-7762.

Each Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your financial adviser or other financial intermediary, or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial adviser or other intermediary, or call the Transfer Agent at (800) 441-7762.

Statement of Additional Information

The Statement of Additional Information contains further information about the Funds. The portions of the Statement of Additional Information relating to the Fund are incorporated by reference into (legally considered part of) this Prospectus. The portions of the Statement of Additional Information that do not relate to the Funds are not incorporated by reference, are not part of this Prospectus, and should not be relied on by investors in the Funds. You may obtain a free copy at www.blackrock.com or by writing the Fund at PFPC, Inc., P.O. Box 9819, Providence, Rhode Island 02940-8019, or by calling (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com

Securities and Exchange Commission

Information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s (“Commission”) Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also available on the Commission’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

Investment Company Act File #811-09637

Code # 19076-1006 BR

STATEMENT OF ADDITIONAL INFORMATION

BLACKROCK LARGE CAP SERIES FUNDS, INC.

BLACKROCK LARGE CAP GROWTH FUND

BLACKROCK LARGE CAP VALUE FUND

BLACKROCK LARGE CAP CORE FUND

P.O. Box 9011, Princeton, NJ 08543-9011 • Phone No. (609) 282-2800

This Statement of Additional Information of BlackRock Large Cap Growth Fund, BlackRock Large Cap Value Fund and BlackRock Large Cap Core Fund (each, a “Fund” and collectively, the “Funds”), each a series of BlackRock Large Cap Series Funds, Inc. (the “Corporation”), is not a prospectus and should be read in conjunction with the Prospectus of the Funds, dated October 2, 2006, which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained without charge, by calling (800) 441-7762 or by writing to a Fund at the above address. The Funds’ Prospectus is incorporated by reference into this Statement of Additional Information, and Part I of this Statement of Additional Information and the portions of Part II of this Statement of Additional Information that relate to each Fund have been incorporated by reference into the Funds’ Prospectus. The portions of Part II of this Statement of Additional Information that do not relate to a Fund do not form a part of the Funds’ Statement of Additional Information, have not been incorporated by reference into the Funds’ Prospectus and should not be relied upon by investors in a Fund. The audited financial statements of the Funds’ and the respective Portfolios’ of Master Large Cap Series Trust are incorporated into this Statement of Additional Information by reference to the Corporation’s 2005 Annual Report and the unaudited financial information for the six month period ended April 30, 2006 is incorporated into this Statement of Additional Information by reference to the Corporation’s Semi-Annual Report for the six months ended April 30, 2006. You may request a copy of the Annual and Semi-Annual Reports at no charge by calling (800) 441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time, Monday to Friday.

INVESTMENT ADVISER

BLACKROCK ADVISORS LLC

DISTRIBUTORS

FAM DISTRIBUTORS, INC.

BLACKROCK DISTRIBUTORS, INC.

The date of this Statement of Additional Information is October 2, 2006

PART I: INFORMATION ABOUT BLACKROCK LARGE CAP SERIES FUNDS, INC.

Part I of this Statement of Additional Information sets forth information about BlackRock Large Cap Growth Fund (the “Growth Fund”), BlackRock Large Cap Value Fund (the “Value Fund”) and BlackRock Large Cap Core Fund (the “Core Fund”), each a series of the Corporation. It includes information about the Corporation’s Board of Directors, the advisory services provided to and the management fees paid by each Fund, performance data for each Fund, and information about other fees paid by and services provided to each Fund. This Part I should be read in conjunction with the Funds’ Prospectus and those portions of Part II of this Statement of Additional Information that pertain to each Fund.

I.	Investment Objectives and Policies

The investment objective of each Fund is long term capital growth. This is a fundamental policy of each Fund and may not be changed without shareholder approval. Each Fund seeks to achieve this investment objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Each Fund also may invest in equity securities of companies located in countries other than the United States in the form of American depositary receipts. Each Fund is classified as a diversified open-end investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Each Fund is a “feeder” fund that invests all of its assets in a corresponding “master” portfolio (each, a “Portfolio”) of the Master Large Cap Series Trust (the “Trust”) that has the same investment objective and strategies as the Fund. All investments will be made at the Trust level. This structure is sometimes called a “master/feeder” structure. Each Fund’s investment results will correspond directly to the investment results of the Portfolio in which it invests. For simplicity, however, this Statement of Additional Information, like the Prospectus, uses the term “Fund” to include the underlying Portfolio in which that Fund invests. Reference is made to the discussion under “How the Funds Invest” and “Investment Risks” in the Prospectus for information with respect to each Fund and Portfolio’s investment objective and policies. There can be no guarantee that any Fund’s investment objective will be achieved.

Under normal circumstances, each Fund will invest at least 80% of its net assets in equity securities of large cap companies that BlackRock Advisors, LLC (the “Investment Adviser”) selects from among those that are, at the time of purchase, included in each Fund’s applicable benchmark Russell 1000® Index. For this purpose, net assets include any borrowings for investment purposes. Each Fund may continue to hold a security after it has been removed from the applicable index after purchase. For each Fund, the Investment Adviser uses a proprietary multi-factor quantitative model to look for companies within the applicable Russell 1000® Index that, in the Investment Adviser’s opinion, are consistent with the investment objective of each Fund as follows:

•	The Growth Fund. The Growth Fund seeks to invest in equity securities that the Investment Adviser believes have above-average earnings prospects; i.e., are likely to experience consistent earnings growth over time. In seeking to outperform its benchmark, the Russell 1000® Growth Index, the Fund will allocate its common stock investments among industry sectors in a manner generally comparable to the sector weightings in the Russell 1000® Growth Index, as those sectors are defined in the MSCI/S&P Global Industry Classification Standard (“GICS”). The Fund also anticipates that its individual holdings generally will at the time of purchase be allocated so that no individual security held by the Fund is overweighted in the portfolio as compared to its weighting in the Russell 1000® Growth Index by more than 1%, and no security held by the Fund is underweighted as compared to its weighting in the Russell 1000® Growth Index by more than 2%.

•	The Value Fund. The Value Fund seeks to invest in equity securities that the Investment Adviser believes are selling at below-normal valuations; i.e., securities with lower price-to-book ratios and lower price-to-earnings ratios. In seeking to outperform its benchmark, the Russell 1000® Value Index, the Fund will allocate its common stock investments among industry sectors in a manner generally comparable to the sector weightings in the Russell 1000® Value Index, as those sectors are defined in the GICS. The Fund also anticipates that its individual holdings generally will at the time of purchase be allocated so that no individual security is overweighted in the portfolio as compared to its weighting in the Russell 1000® Value Index by more than 1%, and no security is underweighted as compared to its weighting in the Russell 1000® Value Index by more than 2%.

•	The Core Fund. The Core Fund seeks to invest in securities that the Investment Adviser believes are undervalued or show good prospects for earnings growth. The Core Fund seeks securities such that the sum of the relative (to the S&P 500) price-to-earnings ratio and price-to-book ratio for a particular security is between 1.75 and 2.25. In seeking to outperform its benchmark, the Russell 1000® Index, the Fund will allocate its common stock investments among industry sectors in a manner generally comparable to the sector weightings in the Russell 1000® Index, as those sectors are defined in the GICS. The Fund also anticipates that its individual holdings generally will at the time of purchase be allocated so that no individual security held by the Fund is overweighted in the portfolio as compared to its weighting in the Russell 1000® Index by more than 1%, and no security held by the Fund is underweighted as compared to its weighting in the Russell 1000® Index by more than 1%.

Each Fund anticipates that its sector allocations, as a percentage of its common stock investments will not overweight or underweight the sector weighting of the applicable benchmark index by more than 10 percentage points.

Investment emphasis is on equities, primarily common stock. Each Fund also may invest in securities convertible into common stock, preferred stock and rights and warrants to subscribe for common stock. A Fund may invest in U.S. Government debt securities and, to a lesser extent, in non-convertible debt securities rated investment grade by a nationally recognized statistical ratings organization, although it typically will not invest in any debt securities to a significant extent.

A Fund may hold assets in cash or cash equivalents and investment grade, short term securities, including money market securities, in such proportions as, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant or for temporary defensive purposes.

Other Special Considerations. The Funds may, without limit, make short term investments, purchase high quality bonds or buy or sell derivatives to reduce exposure to equity securities when the Funds believe it is advisable to do so (on a temporary defensive basis). Short term investments and temporary defensive positions may limit the potential for growth in the value of shares of each Fund.

II.	Investment Restrictions

The Corporation, on behalf of each Fund, has adopted restrictions and policies relating to investment of each Fund’s assets and its activities. Certain of the restrictions are fundamental policies of each Fund and may not be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Corporation, on behalf of each Fund, has also adopted certain non-fundamental investment restrictions, which may be changed by the Board of Directors without shareholder approval. None of the following fundamental or non-fundamental investment restrictions shall prevent a Fund from investing all of its assets in shares of another registered investment company with the same investment objective and fundamental policies (in a master/feeder structure).

Set forth below are each Fund’s fundamental and non-fundamental investment restrictions. The Trust has adopted investment restrictions substantially identical to those set forth below, which are fundamental and non-fundamental, as applicable, policies of the Trust. Unless otherwise provided, all references below to the assets of a Fund are in terms of current market value.

Under its fundamental investment restrictions, each Fund may not:

(1) Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

(2) Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

(3) Make investments for the purpose of exercising control or management. Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

(4) Purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

(5) Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that a Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Funds’ Prospectus and Statement of Additional Information, as they may be amended from time to time.

(6) Issue senior securities to the extent such issuance would violate applicable law.

(7) Borrow money, except that (i) a Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) a Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) a Fund may purchase securities on margin to the extent permitted by applicable law. A Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by each Fund’s investment policies as set forth in the Funds’ Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.

(8) Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in selling portfolio securities.

(9) Purchase or sell commodities or contracts on commodities, except to the extent that a Fund may do so in accordance with applicable law and the Funds’ Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Under its non-fundamental investment restrictions, each Fund may not:

(a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, a Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time a Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Fund.

(b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Funds currently do not intend to engage in short sales, except short sales “against the box.”

(c) Invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Directors of the Corporation have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Directors are not subject to the limitations set forth in this investment restriction.

(d) Notwithstanding fundamental investment restriction (7) above, borrow money or pledge its assets, except that a Fund (a) may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowing, (b) may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. However, at the present time, applicable law prohibits the Funds from purchasing securities on margin. The deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin. The purchase of securities while borrowings are outstanding will have the effect of leveraging a Fund. Such leveraging or borrowing increases a Fund’s exposure to capital risk and borrowed funds are subject to interest costs which will reduce net income. A Fund will not purchase securities while borrowing exceeds 5% of its total assets.

(e) Change its policy of investing, under normal circumstances, at least 80% of its assets in equity securities of large cap companies, as defined in the Prospectus, unless the Fund provides shareholders with at least 60 days prior written notice of such change.

Except with respect to restriction (7), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of investment restriction (2) above, the Funds use the classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries.

In addition, as a non-fundamental policy that may be changed by the Board of Directors and to the extent required by the Commission or its staff, each Fund will, for purposes of fundamental investment restriction (1), treat securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.

III.	Information on Directors and Officers

The Directors of the Corporation consist of seven individuals, six of whom are not “interested persons” of the Corporation as defined in the Investment Company Act (the “non-interested Directors”). The same individuals serve as Trustees of the Trust. The Directors are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

Each non-interested Director is a member of the Corporation’s Audit Committee (the “Audit Committee”). The principal responsibilities of the Audit Committee are the appointment, compensation, retention and oversight of the Funds’ independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Fund management and such independent registered public accounting firm. The Audit Committee’s responsibilities include, without limitation, to (i) review with the independent registered public accounting firm the arrangements for and scope of annual and special audits and any other services provided by the independent registered public accounting firm to the Funds; (ii) review with the independent registered public accounting firm any audit problems or difficulties encountered during or related to the conduct of the audit; (iii) ensure that the independent registered public accounting firm submits on a periodic basis a formal written statement with respect to their independence, discuss with the independent registered public accounting firm any relationships or services that may impact the objectivity and independence of the Fund’s independent registered public accounting firm; and (iv) consider information and comments of the independent registered public accounting firm with respect to the Funds’ accounting and financial reporting policies, procedures and internal control over financial reporting and Fund management’s responses thereto. The Board of the Corporation has adopted a written charter for the Audit Committee. The Audit Committee has retained independent legal counsel to assist it in connection with these duties. The Audit Committee met four times during the fiscal year ended October 31, 2005.

The Corporation also has a Nominating Committee, which consists of three of the non-interested Directors: Herbert I. London, Roberta Cooper Ramo and Robert S. Salomon, Jr. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as non-interested Directors of the Corporation and to recommend its nominees for consideration by the full Board. While the Nominating Committee is solely responsible for the selection and nomination of the Corporation’s non-interested Directors, the Nominating Committee may consider nominations for the office of Director made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Corporation that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee met three times during the Corporation’s fiscal year ended October 31, 2005.

Biographical Information

Certain biographical and other information relating to the non-interested Directors of the Corporation is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of investment companies overseen in the complex of funds advised by the Investment Adviser or its affiliates, (“BlackRock-advised funds”) and any public directorships:

Name, Address* and Age of Director	Position(s) Held with the Corporation	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

James H. Bodurtha (62)***	Director	Director since 1999	Director, The China Business Group, Inc. since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.	39 registered investment companies consisting of 59 portfolios	None

Kenneth A. Froot (48)	Director	Director since 2005	Professor, Harvard University since 1992; Professor, Massachusetts Institute of Technology from 1986 to 1992.	39 registered investment companies consisting of 59 portfolios	None

Name, Address* and Age of Director	Position(s) Held with the Corporation	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Joe Grills (71)***	Director	Director since 2002	Member of the Committee of Investment of Employee Benefit Assets of the Association of Financial Professionals (“CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 to 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund since 1989; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke University Management Company from 1992 to 2004, Vice Chairman thereof from 1998 to 2004, and Director Emeritus thereof since 2004; Director, LaSalle Street Fund from 1995 to 2001; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998, Vice Chairman thereof from 2002 to 2005, and Chairman thereof since 2005; Director, Montpelier Foundation since 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.	39 registered investment companies consisting of 59 portfolios	Kimco Realty Corporation

Herbert I. London (67)	Director	Director since 1999

Chairman of the Board of Directors of Vigilant Research, Inc. since 2006; Member of the Board of Directors for Grantham University since 2006; Director of AIMS since 2006; Director of Reflex Security since 2006; Director of InnoCentive, Inc. since 2006; Director of Cerego, LLC since 2005; Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005; and Professor thereof from 1980 to 2005; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corp. from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993.

				39 registered investment companies consisting of 59 portfolios	None

Roberta Cooper Ramo (63)	Director	Director since 1999	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Shareholder, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director of ECMC Group (service provider to students, schools and lenders) since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now Wells Fargo) from 1975 to 1976; Vice President, American Law Institute since 2004.	39 registered investment companies consisting of 59 portfolios	None

Robert S. Salomon, Jr. (69)	Director	Director since 2002	Principal of STI Management (investment adviser) since 1994; Chairman and CEO of Salomon Brothers Asset Management from 1992 until 1995; Chairman of Salomon Brothers Equity Mutual Funds from 1992 until 1995; regular columnist with Forbes Magazine from 1992 to 2002; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers from 1975 until 1991; Trustee, Common fund from 1980 to 2001.	39 registered investment companies consisting of 59 portfolios	None

(footnotes on next page)

*	The address of each non-interested Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Each Director serves until his or her successor is elected and qualified, or until his or her death, resignation, or removal as provided in the Corporation’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.
***	Co-Chairman of the Board of Directors and the Audit Committee.

Certain biographical and other information relating to the Director who is an officer and an “interested person” of the Corporation as defined in the Investment Company Act (the “interested Director”) and to the other officers of the Corporation is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of BlackRock-advised funds overseen and any public directorships held:

Name, Address* and Age	Position(s) Held with the Corporation	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Robert C. Doll, Jr. (51)***	President, Director and Portfolio Manager	President and Director since 2005****	Vice Chairman and Director of BlackRock, Inc., and Global Chief Investment Officer for Equities, Chairman of the BlackRock Private Client Operating Committee, and member of the BlackRock Executive Committee since 2006; President of the funds advised by Merrill Lynch Investment Managers, L.P. (“MLIM”) and its affiliates from 2005 to 2006; President of MLIM and its affiliate, Fund Asset Management, L.P. (“FAM”), from 2001 to 2006; Co-Head (Americas Region) thereof from 2000 to 2001 and Senior Vice President from 1999 to 2001; President and Director of Princeton Services, Inc. (“Princeton Services”) and President of Princeton Administrators, L.P. (“Princeton Administrators”) from 2001 to 2006; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.	131 registered investment companies consisting of 177 portfolios	None
Donald C. Burke (46)	Vice President and Treasurer	Vice President and Treasurer since 1999	Managing Director of BlackRock, Inc. since 2006; First Vice President of MLIM and FAM from 1997 to 2006 and Treasurer thereof from 1999 to 2006; Senior Vice President and Treasurer of Princeton Services from 1999 to 2006 and Director from 2004 to 2006; Vice President of FAM Distributors, Inc. (“FAMD”) from 1999 to 2006 and Director from 2004 to 2006; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds from 2004 to 2006.	139 registered investment companies consisting of 185 portfolios	None
Jeffrey Hiller (54)	Chief Compliance Officer	Chief Compliance Officer since 2004	Managing Director of BlackRock, Inc. and Fund Chief Compliance Officer of the BlackRock-advised funds since 2006; Chief Compliance Officer of MLIM and FAM-advised funds and First Vice President and Chief Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Commission’s Division of Enforcement in Washington, D.C. from 1990 to 1995.	140 registered investment companies consisting of 186 portfolios	None
Alice A. Pellegrino (46)	Secretary	Secretary since 2004	Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from 2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM from 1997 to 2006; Secretary of MLIM, FAM, FAMD and Princeton Services from 2004 to 2006.	132 registered investment companies consisting of 179 portfolios	None

*	The address of each officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of Directors of the Corporation.
***	Mr. Doll is an “interested person,” as defined in the Investment Company Act, of the Funds based on his current and former positions with BlackRock, Inc. and its affiliates.
****	As a Director, Mr. Doll serves until his successor is elected and qualified or until December 31 of the year in which he turns 72, or until his death, resignation, or removal as provided in the Corporation’s by-laws or charter or by statute.

Share Ownership

Information relating to each Director’s share ownership in the Corporation and in all registered funds in the BlackRock-advised funds that are overseen by the respective Director (“Supervised Funds”) as of December 31, 2005 is set forth in the chart below:

Name of Director	Aggregate Dollar Range of Equity Securities in the Large Cap Growth Fund	Aggregate Dollar Range of Equity Securities in the Large Cap Value Fund	Aggregate Dollar Range of Equity Securities in the Large Cap Core Fund	Aggregate Dollar Range of Equity Securities in Supervised Funds

Interested Director

Robert C. Doll, Jr.	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Non-Interested Directors

James H. Bodurtha	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	Over $100,000

Kenneth A. Froot*	None	None	None	None

Joe Grills	$10,001-$50,000	None	None	Over $100,000

Herbert I. London	$1-$10,000	None	None	Over $100,000

Roberta Cooper Ramo	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	Over $100,000

Robert S. Salomon, Jr	None	Over $100,000	Over $100,000	Over $100,000

*	Mr. Froot became a Director of the Corporation and a director or trustee of certain other BlackRock-advised funds effective June 3, 2005.

Directors of the Corporation may purchase Institutional shares of the Funds.

As of August 31, 2006, the officers and Directors as a group owned an aggregate of less than 1% of the outstanding shares of any Fund. As of June 30, 2006, none of the non-interested Directors of the Corporation or their immediate family members owned beneficially or of record any securities of affiliates of the Investment Adviser.

Compensation of Directors

Each non-interested Director receives an annual retainer of $150,000 for his or her services to the BlackRock-advised funds. The portion of the annual retainer allocated to each BlackRock-advised fund is determined quarterly based on the relative net assets of each fund. In addition, each non-interested Director receives a fee for each in-person Board meeting attended and each in-person Audit Committee meeting attended. The annual per-meeting fees paid to each non-interested Director aggregate $100,000, for all BlackRock-advised funds for which that Director serves and are allocated equally among those funds. Each Co-Chairman of the Audit Committee receives an additional annual retainer in the amount of $50,000, which is paid quarterly and allocated to each BlackRock-advised fund for which such Co-Chairman provides services, based on the relative net assets of each such fund.

The following table sets forth the compensation earned by the non-interested Directors for the fiscal year ended October 31, 2005 and the aggregate compensation paid to them by all BlackRock-advised funds for the calendar year ended December 31, 2005.

Name	Compensation from Corporation/Trust	Pension or Retirement Benefits Accrued as Part of Corporation/ Trust Expense	Aggregate Compensation from Corporation/Trust and Other BlackRock- Advised Funds*

James H. Bodurtha**	$24,345	None	$275,000

Kenneth A. Froot***	$9,414	None	$122,917

Joe Grills**	$24,345	None	$275,000

Herbert I. London	$18,379	None	$225,000

Roberta Cooper Ramo	$18,379	None	$225,000

Robert S. Salomon Jr.	$18,379	None	$225,000

Stephen B. Swensrud#	$18,379	None	$231,000

(footnotes on next page)

*	For the number of BlackRock-advised funds from which each Director/Trustee receives compensation see the table beginning on page I-5.
**	Co-Chairman of the Board and the Audit Committee.
***	Mr. Froot became a Director of the Corporation and a director or trustee of certain other BlackRock-advised funds effective June 3, 2005.
#	Mr. Swensrud retired as a Director of the Corporation and as a director or trustee of certain other BlackRock-advised funds effective January 1, 2006.

IV.	Management and Advisory Arrangements

Each Fund invests all of its assets in shares of the corresponding Portfolio of the Trust. Accordingly, the Funds do not invest directly in portfolio securities and do not require investment advisory services. All portfolio management occurs at the Trust level. Effective September 29, 2006, the Trust, on behalf of each Portfolio, has entered into an investment advisory agreement with BlackRock Advisors, LLC, as Investment Adviser (the “Investment Advisory Agreement”). Prior to September 29, 2006, Fund Asset Management, L.P. (“FAM”), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., acted as the Trust’s investment adviser. Each Fund pays the Investment Adviser a fee at the following annual rates:

•	with respect to BlackRock Large Cap Growth Fund, 0.50% of the Portfolio’s average daily net assets not exceeding $5 billion and 0.45% of the Portfolio’s average daily net assets in excess of $5 billion,

•	with respect to BlackRock Large Cap Value Fund, 0.50% of the Portfolio’s average daily net assets not exceeding $3 billion and 0.45% of the Portfolio’s average daily net assets in excess of $3 billion, and

•	with respect to BlackRock Large Cap Core Fund, 0.50% of the Portfolio’s average daily net assets not exceeding $1 billion, 0.45% of the Portfolio’s average daily net assets in excess of $1 billion but not exceeding $5 billion and 0.40% of the Portfolio’s average daily net assets in excess of $5 billion.

Each Fund also pays BlackRock Advisors, LLC, as the Administrator, an administration fee at the annual rate of 0.25% of the average daily net assets of the respective Fund.

The table below sets forth information about the total investment advisory fees paid by each Portfolio to FAM, the Trust’s previous investment adviser, for the periods indicated.

	Investment Advisory Fee
	For the Fiscal Year Ended October 31, 2005	For the Fiscal Year Ended October 31, 2004	For the Fiscal Year Ended October 31, 2003

Master Large Cap Growth Portfolio	$2,154,995	$1,483,604	$1,008,235

Master Large Cap Value Portfolio	$5,732,081	$3,268,233	$2,134,518

Master Large Cap Core Portfolio	$11,047,046	$7,783,195	$5,436,451

The Investment Adviser has entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with BlackRock Investment Management, LLC (the “Sub-Adviser”), pursuant to which the Sub-Adviser receives a fee for the services it provides equal to 74% of the investment advisory fee received by the Investment Adviser. The Sub-Adviser is responsible for the day-to-day management of each Portfolio.

Information Regarding the Portfolio Manager

Robert C. Doll, Jr. is each Fund’s portfolio manager and is primarily responsible for the day-to-day management of each Fund’s portfolio.

Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the Fund, as applicable for which the Fund’s portfolio manager is primarily responsible for the day-to-day portfolio management as of the Fund’s fiscal year ended October 31, 2005.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts

Large Cap Growth Fund

Robert C. Doll, Jr.	17 $7,304,883,086	6 $3,630,838,595	4 $773,118,700	0 $0	0 $0	0 $0

Large Cap Value Fund

Robert C. Doll, Jr.	17 $6,260,542,081	6 $3,630,838,595	4 $773,118,700	0 $0	0 $0	0 $0

Large Cap Core Fund

Robert C. Doll, Jr.	17 $5,129,466,673	6 $3,630,838,595	4 $773,118,700	0 $0	0 $0	0 $0

Portfolio Manager Compensation Overview

The portfolio manager compensation program of BlackRock Advisors and its affiliates (collectively, herein “BlackRock Advisors”) is critical to BlackRock Advisors’ ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

Compensation Program

The elements of total compensation for BlackRock Advisors portfolio managers are: fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock Advisors has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative investment performance of the portfolios that they manage

Base Salary

Under the BlackRock Advisors approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager’s total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Performance-Based Compensation

BlackRock Advisors believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is based on a formulaic compensation program.

BlackRock Advisors’ formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager’s tenure is less than 5-years, performance periods will reflect time in position. For these purposes, the investment performance of the

Growth Fund is compared to the Lipper Multi-Cap Growth classification and the performance of the Value Fund is compared to the Lipper Multi-Cap Value classification and the performance of the Core Fund is compared to the Lipper Multi-Cap Core classification. Portfolio managers are compensated based on products they manage. Due to Mr. Doll’s unique position (as Portfolio Manager, Vice Chairman and Director of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Private Client Operating Committee, and member of the BlackRock Executive Committee), his compensation does not solely reflect his role as portfolio manager of the funds managed by him. The performance of his fund(s) is included in consideration of his incentive compensation but, given his multiple roles and the balance of the components of pay, the performance of his fund(s) is not the primary driver of his compensation. In addition, a portfolio manager’s compensation can be based on BlackRock Advisors’ investment performance, financial results of BlackRock Advisors, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. All factors are considered collectively by BlackRock Advisors management.

Cash Bonus

Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Stock Bonus

A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of stock of BlackRock, Inc. (the “Company”). Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on the Company’s ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager’s financial interests with those of the Company’s shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the “downside risk” and “upside opportunity” of the Company’s performance. Portfolio managers, therefore, have a direct incentive to protect the Company’s reputation for integrity.

Other Compensation Programs

Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of BlackRock Advisors mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock Advisors products and promotes continuity of successful portfolio management teams.

Other Benefits

Portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

Fund Ownership

As of October 31, 2005, the end of the Funds’ most recently completed fiscal year, the dollar range of securities beneficially owned by the portfolio manager in the Funds is shown below:

Portfolio Manager	Portfolio(s) Managed	Dollar Range

Robert C. Doll, Jr.	Large Cap Growth Fund	Over $1,000,000

Robert C. Doll, Jr.	Large Cap Value Fund	Over $1,000,000

Robert C. Doll, Jr.	Large Cap Core Fund	Over $1,000,000

Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for a Fund and also for other clients advised by the Investment Adviser and its affiliates, including other client accounts managed by a Fund’s portfolio management team. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for a Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

To the extent that the Funds’ portfolio manager has responsibilities for managing accounts in addition to each Fund, the portfolio manager will need to divide his time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may also arise where (i) the Investment Adviser or a portfolio manager may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts managed or (ii) a portfolio manager owns an interest in one fund or account he or she manages and not another.

Administration Arrangements

Effective September 29, 2006, the Corporation, on behalf of itself and each Fund, has entered into an administration agreement (the “Administration Agreement”) with BlackRock Advisors, LLC as Administrator (the “Administrator”). The Administrator receives for its services to the Corporation and each Fund monthly compensation at the annual rate of 0.25% of the average daily net assets of each Fund. The table below sets forth information about the total administration fees paid by each Fund to FAM, the Corporation’s previous administrator, for the periods indicated.

	Administration Fee
For the Fiscal Year Ended October 31,	Large Cap Growth Fund	Large Cap Value Fund	Large Cap Core Fund

2005	$1,076,760	$2,863,939	$5,352,637

2004	$741,278	$1,633,193	$3,606,699

2003	$502,563	$1,063,011	$2,478,887

Transfer Agency Services

The table below sets forth information about the total amounts paid by each Fund to Financial Data Services, Inc., the Fund’s previous transfer agent, during the periods indicated.

	Transfer Agency Fees
	For the Fiscal Year Ended October 31, 2005	For the Fiscal Year Ended October 31, 2004	For the Fiscal Year Ended October 31, 2003

Large Cap Growth Fund	$975,442	$720,992	$585,188

Large Cap Value Fund	$1,889,173	$1,118,229	$728,793

Large Cap Core Fund	$3,164,302	$2,131,787	$1,649,807

Effective on or about September 29, 2006, PFPC, Inc. will serve as the Funds’ transfer agent.

Accounting Services

The table below shows the amounts paid by the Trust to State Street Bank and Trust Company (“State Street”) and to FAM, the Trust’s previous investment adviser, for accounting services for each Fund’s last three fiscal years:

	The Trust
For the Fiscal Year Ended October 31,	Paid to State Street*	Paid to FAM

2005	$925,341	$91,569

2004	$740,749	$53,449

2003	$635,603	$36,675

*	For providing services to the Trust and the Funds.

The Funds paid no fees for accounting services to State Street or to FAM for the fiscal years ended October 2005, 2004 and 2003.

V.	Information on Sales Charges and Distribution Related Expenses

Set forth below is information on sales charges (including contingent deferred sales charges (“CDSCs”)) received by each Fund, including the amounts paid to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), for each Fund’s last three fiscal years. Prior to September 29, 2006, FAM Distributors, Inc. (“FAMD”) was the Fund’s sole distributor. Information is not provided for Service shares, which commenced operations on October 2, 2006.

Investor A and Institutional Sales Charge Information

	Investor A Shares
	Gross Sales Charges Collected for the Fiscal Year Ended October 31,			Sales Charges Retained by the Distributor for the Fiscal Year Ended October 31,			Sales Charges Paid to Merrill Lynch for the Fiscal Year Ended October 31,			CDSCs Received on Redemption of Load-Waived Shares for the Fiscal Year Ended October 31,
	2005	2004	2003	2005	2004	2003	2005	2004	2003	2005	2004	2003

Large Cap Growth Fund	$106,947	$97,457	$47,674	$7,233	$7,526	$3,175	$99,714	$89,931	$44,499	$0	$0	$443

Large Cap Value Fund	$458,458	$282,840	$105,144	$32,087	$20,471	$6,843	$426,371	$262,369	$98,301	$0	$25,268	$0

Large Cap Core Fund	$1,344,070	$658,037	$200,155	$96,616	$49,132	$13,145	$1,247,454	$608,905	$187,010	$0	$686	$11,346

	Institutional Shares*
	Gross Sales Charges Collected for the Fiscal Year Ended October 31,			Sales Charges Retained by the Distributor for the Fiscal Year Ended October 31,			Sales Charges Paid to Merrill Lynch for the Fiscal Year Ended October 31,			CDSCs Received on Redemption of Load-Waived Shares for the Fiscal Year Ended October 31,
	2005	2004	2003	2005	2004	2003	2005	2004	2003	2005	2004	2003

Large Cap Growth Fund	$7,855	$1,461	$184	$5,310	$111	$9	$2,545	$1,350	$175	$0	$0	$0

Large Cap Value Fund	$9,851	$1,513	$777	$5,388	$102	$57	$4,463	$1,411	$720	$0	$0	$0

Large Cap Core Fund	$44,447	$2,686	$1,642	$2,391	$153	$103	$44,055	$2,533	$1,539	$0	$0	$0

*	Effective December 28, 2005, Institutional shares are no longer subject to a front end sales charge.

Investor B and Investor C Sales Charge Information

	Investor B Shares*
	CDSCs Received by Distributor for the Fiscal Year Ended October 31,			CDSCs Paid to Merrill Lynch for the Fiscal Year Ended October 31,
	2005	2004	2003	2005	2004	2003

Large Cap Growth Fund	$83,289	$166,821	$208,763	$83,289	$166,821	$208,763

Large Cap Value Fund	$195,016	$309,551	$364,594**	$195,016	$309,551	$364,594**

Large Cap Core Fund	$356,271	$709,515	$931,410***	$356,271	$709,515	$931,410***

	Investor C Shares
	CDSCs Received by Distributor for the Fiscal Year Ended October 31,			CDSCs Paid to Merrill Lynch for the Fiscal Year Ended October 31,
	2005	2004	2003	2005	2004	2003

Large Cap Growth Fund	$14,384	$11,403	$11,174	$14,384	$11,403	$11,174

Large Cap Value Fund	$32,683	$17,026	$14,736	$32,683	$17,026	$14,736

Large Cap Core Fund	$98,243	$47,547	$36,631	$98,243	$47,547	$36,631

*	Additional Investor B CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder’s participation in certain fee-based programs.
**	The Fund collected Investor B CDSCs totaling $364,594, $2,270 of which was retained by the Fund as credit, pursuant to the National Association of Securities Dealers, Inc. (“NASD”) rules.
***	The Fund collected Investor B CDSCs totaling $931,410, $2,416 of which was retained by the Fund as credit, pursuant to the NASD rules.

Set forth below is information regarding distribution revenues and expenses relating to the Investor B, Investor C and Class R shares of each Fund as of October 31, 2005.

	Investor B Shares
	Direct Cash Distribution Revenues Exceed Direct Cash Distribution Expenses From December 22, 1999* to October 31, 2005	Percentage of Investor B Net Assets at October 31, 2005

Large Cap Growth Fund	$3,184,907	3.35%

Large Cap Value Fund	$7,685,247	3.16%

Large Cap Core Fund	$23,349,749	6.04%

	Investor C Shares
	Direct Cash Distribution Revenues Exceed Direct Cash Distribution Expenses From December 22, 1999* to October 31, 2005	Percentage of Investor C Net Assets at October 31, 2005

Large Cap Growth Fund	$2,767,664	2.47%

Large Cap Value Fund	$4,683,455	1.51%

Large Cap Core Fund	$14,414,565	2.44%

	Class R Shares
	Direct Cash Distribution Revenues Exceed Direct Cash Distribution Expenses From January 3, 2003* to October 31, 2005	Percentage of Class R Net Assets at October 31, 2005

Large Cap Growth Fund	$75,054	0.40%

Large Cap Value Fund	$108,134	0.38%

Large Cap Core Fund	$178,133	0.59%

*	Commencement of Operations.

The table below sets forth the distribution fees that were paid by each Fund for the most recent fiscal year pursuant to each Class Distribution Plan.

	For the Fiscal Year Ended October 31, 2005
	Investor A		Investor B		Investor C		Class R
	Paid to FAMD Pursuant to Investor A Distribution Plan*	Average Daily Net Assets Subject to Investor A Distribution Plan (in millions)	Paid to FAMD Pursuant to Investor B Distribution Plan**	Average Daily Net Assets Subject to Investor B Distribution Plan (in millions)	Paid to FAMD Pursuant to Investor C Distribution Plan**	Average Daily Net Assets Subject to Investor C Distribution Plan (in millions)	Paid to FAMD Pursuant to Class R Distribution Plan**	Average Daily Net Assets Subject to Class R Distribution Plan (in millions)

Large Cap Growth Fund	$233,130	$92.7	$967,638	$96.2	$1,140,087	$113.4	$94,427	$18.8

Large Cap Value Fund	$696,464	$277.1	$2,479,882	$246.6	$3,155,485	$313.8	$143,842	$28.6

Large Cap Core Fund	$1,315,292	$523.2	$4,443,683	$441.9	$6,021,329	$598.8	$153,849	$30.6

*	All amounts were paid to Merrill Lynch for providing account maintenance activities in connection with Investor A shares.
**	All amounts were paid to Merrill Lynch for providing account maintenance and distribution activities in connection with such shares.

Limitations on the Payment of Deferred Sales Charges

The following table sets forth comparative information as of October 31, 2005 with respect to the Investor B, Investor C and Class R shares of each Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule.

Investor B Shares for the Period from

December 22, 1999 (commencement of operations) to October 31, 2005

Data Calculated as of October 31, 2005 (in thousands)
	Eligible Gross Sales(1)	Allowable Aggregate Sales Charges(2)	Allowable Interest on Unpaid Balance(3)	Maximum Amount Payable	Amounts Previously Paid to Distributor(4)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(5)

Large Cap Growth Fund	$304,108	$19,993	$6,347	$26,340	$6,458	$19,882	$759

Large Cap Value Fund	$219,258	$15,583	$2,454	$18,037	$9,380	$8,657	$2.041

Large Cap Core Fund	$864,009	$54,965	$17,050	$72,015	$33,007	$39,008	$3,476

Investor C Shares for the Period from

December 22, 1999 (commencement of operations) to October 31, 2005

Data Calculated as of October 31, 2005 (in thousands)
	Eligible Gross Sales(1)	Allowable Aggregate Sales Charges(2)	Allowable Interest on Unpaid Balance(3)	Maximum Amount Payable	Amounts Previously Paid to Distributor(4)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(5)

Large Cap Growth Fund	$220,363	$14,870	$3,629	$18,499	$3,559	$14,940	$1,051

Large Cap Value Fund	$336,179	$21,408	$2,396	$23,804	$6,348	$17,456	$3,426

Large Cap Core Fund	$985,954	$62,428	$13,887	$76,315	$16,847	$59,468	$6,087

Class R Shares for the Period from

January 3, 2003 (commencement of operations) to October 31, 2005

Data Calculated as of October 31, 2005 (in thousands)
	Eligible Gross Sales(1)	Allowable Aggregate Sales Charges(2)	Allowable Interest on Unpaid Balance(3)	Maximum Amount Payable	Amounts Previously Paid to Distributor(4)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(5)

Large Cap Growth Fund	$4,859	$304	$16	$320	$69	$251	$76

Large Cap Value Fund	$7,600	$475	$21	$496	$103	$393	$131

Large Cap Core Fund	$11,173	$698	$42	$740	$120	$620	$137

(1)	Purchase price of all eligible Investor B, Investor C or Class R shares sold during the period indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2)	Includes amounts attributable to exchanges from BlackRock Summit Cash Reserves Fund (“Summit”) that are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the “redeemed fund”). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.
(3)	Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.00%, as permitted under the NASD Rule.
(4)	Consists of CDSC payments, distribution fee payments and accruals. See “Key Facts — Fees and Expenses” in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Institutional shares in conjunction with the shareholder’s participation in fee based programs sponsored by the Investment Adviser or its affiliates. The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in such programs.
(5)	Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach the NASD maximum with respect to any class of shares.

VI.	Computation of Offering Price

An illustration of the computation of the offering price for the outstanding shares of each Fund based on the value of each Fund’s net assets and number of shares outstanding on October 31, 2005 is set forth below. Since the inception date for Service shares is October 2, 2006, information with respect to Service shares is not included.

	Investor A
	Net Assets	Number of Shares Outstanding	Net Asset Value Per Share (net assets divided by number of shares outstanding)	Sales Charge (5.25% of offering price; 5.54% of net asset value per share)*	Offering Price

Large Cap Growth Fund	$112,886,500	12,243,944	$9.22	$.51	$9.73

Large Cap Value Fund	$371,216,409	22,012,424	$16.86	$.93	$17.79

Large Cap Core Fund	$629,682,419	48,382,179	$13.01	$.72	$13.73

	Investor B
	Net Assets	Number of Shares Outstanding	Net Asset Value Per Share (net assets divided by number of shares outstanding)	Sales Charge	Offering Price

Large Cap Growth Fund	$95,593,206	10,843,205	$8.82	* *	$8.82

Large Cap Value Fund	$261,344,935	16,216,977	$16.12	* *	$16.12

Large Cap Core Fund	$446,242,276	35,889,965	$12.43	* *	$12.43

	Investor C
	Net Assets	Number of Shares Outstanding	Net Asset Value Per Share (net assets divided by number of shares outstanding)	Sales Charge	Offering Price

Large Cap Growth Fund	$125,150,254	14,209,813	$8.81	* *	$8.81

Large Cap Value Fund	$409,937,149	25,444,869	$16.11	* *	$16.11

Large Cap Core Fund	$737,062,637	59,288,768	$12.43	* *	$12.43

	Institutional
	Net Assets	Number of Shares Outstanding	Net Asset Value Per Share (net assets divided by number of shares outstanding)	Sales Charge	Offering Price

Large Cap Growth Fund	$128,667,124	13,746,055	$9.36	***	$9.36

Large Cap Value Fund	$446,172,027	26,062,618	$17.12	***	$17.12

Large Cap Core Fund	$601,378,310	45,545,231	$13.20	***	$13.20

	Class R
	Net Assets	Number of Shares Outstanding	Net Asset Value Per Share (net assets divided by number of shares outstanding)	Sales Charge	Offering Price

Large Cap Growth Fund	$26,566,309	2,950,926	$9.00	***	$9.00

Large Cap Value Fund	$45,894,162	2,788,826	$16.46	***	$16.46

Large Cap Core Fund	$46,378,820	3,656,479	$12.68	***	$12.68

*	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Investor B and Investor C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See “Purchase of Shares — Deferred Sales Charge Alternatives — Investor B and Investor C Shares” in Part II of this Statement of Additional Information.
***	Institutional shares and Class R shares are not subject to any sales charge.

VII.	P ortfolio Transactions and Brokerage

See Part II “Portfolio Transactions and Brokerage” of this Statement of Additional Information for more information.

Information about the brokerage commissions paid by each Portfolio, including commissions paid to Merrill Lynch, for the last three fiscal years is set forth in the following table:

	For the Fiscal Year Ended October 31, 2005		For the Fiscal Year Ended October 31, 2004		For the Fiscal Year Ended October 31, 2003
	Aggregate Brokerage Commissions Paid	Commissions Paid to Merrill Lynch	Aggregate Brokerage Commissions Paid	Commissions Paid to Merrill Lynch	Aggregate Brokerage Commissions Paid	Commissions Paid to Merrill Lynch

Master Large Cap Growth Portfolio	$276,168	$0	$321,195	$0	$319,132	$0

Master Large Cap Value Portfolio	$650,591	$0	$638,127	$0	$597,532	$60

Master Large Cap Core Portfolio	$1,130,503	$0	$1,478,021	$5,400	$1,433,090	$0

Set forth below are the securities lending agent fees paid by each Portfolio to the lending agent for the last three fiscal years.

	For the Fiscal Year Ended October 31, 2005	For the Fiscal Year Ended October 31, 2004	For the Fiscal Year Ended October 31, 2003

Master Large Cap Growth Portfolio	$15,406	$10,029	$8,851

Master Large Cap Value Portfolio	$18,950	$32,978	$28,011

Master Large Cap Core Portfolio	$77,387	$87,678	$94,660

The value of each Portfolio’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 of the Investment Company Act) if any portion of such holdings were purchased during the fiscal year ended October 31, 2005, are as follows:

	Regular Broker-Dealer	Debt (D) /Equity (E)	Aggregate Holding (000’s)

Master Large Cap Growth Portfolio	Goldman Sachs Group, Inc.	E	$5,813

Master Large Cap Value Portfolio	Citigroup, Inc.	E	$30,673

	Goldman Sachs Group, Inc.	E	$27,801

	Lehman Brothers Holdings, Inc.	E	$25,131

	JP Morgan Chase & Co.	E	$2,197

Master Large Cap Core Portfolio	Lehman Brothers Holdings, Inc.	E	$33,508

	Citigroup, Inc.	E	$25,637

	Goldman Sachs Group, Inc.	E	$6,319

VIII.	Fund Performance

Set forth below is information on the average annual total return for Investor A, Investor B, Investor C, Institutional, Class R and Service shares of the Funds for the periods indicated, expressed as a percentage based on a hypothetical $1,000 investment.

	Average Annual Total Return (including maximum applicable sales charges)
	Investor A Shares(a)(d)	Investor B Shares(a)(d)	Investor C Shares(a)	Institutional Shares(a)(c)	Class R Shares	Service Shares(e)

Large Cap Growth Fund:

One Year Ended October 31, 2005	5.76%	6.80%	9.82%	11.96%	11.39%	11.68%

Five Years Ended October 31, 2005	-5.04%	-5.15%	-4.77%	-3.77%	-4.15%(b)	-4.01%

Inception (December 22, 1999) to October 31, 2005	-2.27%	-2.28%	-2.13%	-1.11%	-1.52%(b)	-1.36%

Large Cap Value Fund:

One Year Ended October 31, 2005	14.83%	16.29%	19.31%	21.49%	20.93%	21.19%

Five Years Ended October 31, 2005	7.54%	7.59%	7.87%	8.98%	8.56%(b)	8.21%

Inception (December 22, 1999) to October 31, 2005	9.15%	9.22%	9.32%	10.44%	9.99%(b)	10.17%

Large Cap Core Fund:

One Year Ended October 31, 2005	11.44%	12.69%	15.80%	17.94%	17.39%	N/A

Five Years Ended October 31, 2005	1.15%	1.06%	1.44%	2.49%	2.07%(b)	N/A

Inception (December 22, 1999) to October 31, 2005	3.78%	3.79%	3.93%	5.00%	4.56%(b)	N/A

(a)	Prior to the date of this Statement of Additional Information, Investor A shares were designated Class A shares, Investor B shares were designated Class B shares, Investor C shares were designated Class C shares and Institutional shares were designated Class I shares.
(b)	The returns for Class R shares prior to January 3, 2003, the commencement of operations of Class R shares, are based upon performance of the Fund’s Institutional shares. The returns for Class R shares, however, are adjusted to reflect the distribution and account maintenance (12b-1) fees and other fees applicable to Class R shares.
(c)	The returns for Institutional shares do not reflect the Institutional front end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns shown for Institutional shares would be lower.
(d)	Investor B shares automatically convert to Investor A shares after approximately eight years. All returns for periods greater than eight years reflect this conversion.
(e)	The returns for Service shares are based on the performance of the Institutional shares adjusted to reflect the account maintenance (12b-1) fees and other fees that will be applicable to Service shares. Service shares will commence operations following the date of this Prospectus. Large Cap Core Fund does not issue Service shares.

	Average Annual Total Return After Taxes on Dividends (including maximum applicable sales charges)
	Investor A Shares(a)(d)	Investor B Shares(a)(d)	Investor C Shares(a)	Institutional Shares(a)(c)	Class R Shares	Service Shares(e)

Large Cap Growth Fund:

One Year Ended October 31, 2005	5.76%	6.80%	9.82%	11.96%	11.39%	11.68%

Five Years Ended October 31, 2005	-5.05%	-5.15%	-4.77%	-3.78%	-4.16%(b)	-4.02%

Inception (December 22, 1999) to October 31, 2005	-2.28%	-2.29%	-2.14%	-1.12%	-1.52%(b)	-1.36%

Large Cap Value Fund:

One Year Ended October 31, 2005	14.10%	15.50%	18.51%	20.73%	20.14%	20.43%

Five Years Ended October 31, 2005	7.40%	7.44%	7.73%	8.83%	8.41%(b)	8.56%

Inception (December 22, 1999) to October 31, 2005	9.02%	9.09%	9.19%	10.31%	9.86%(b)	10.04%

Large Cap Core Fund:

One Year Ended October 31, 2005	11.30%	12.55%	15.66%	17.80%	17.24%	N/A

Five Years Ended October 31, 2005	1.12%	1.03%	1.41%	2.46%	2.04%(b)	N/A

Inception (December 22, 1999) to October 31, 2005	3.76%	3.76%	3.91%	4.98%	4.53%(b)	N/A

(a)	Prior to the date of this Statement of Additional Information, Investor A shares were designated Class A shares, Investor B shares were designated Class B shares, Investor C shares were designated Class C shares and Institutional shares were designated Class I shares.
(b)	The returns for Class R shares prior to January 3, 2003, the commencement of operations of Class R shares, are based upon performance of the Fund’s Institutional shares. The returns for Class R shares, however, are adjusted to reflect the distribution and account maintenance (12b-1) fees and other fees applicable to Class R shares.
(c)	The returns for Institutional shares do not reflect the Institutional front end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns shown for Institutional would be lower.
(d)	Investor B shares automatically convert to Investor A shares after approximately eight years. All returns for periods greater than eight years reflect this conversion.
(e)	The returns for Service shares are based on the performance of the Institutional shares adjusted to reflect the account maintenance (12b-1) fees and other fees that will be applicable to Service shares. Service shares will commence operations following the date of this Prospectus. Large Cap Core Fund does not issue Service shares.

	Average Annual Total Return After Taxes on Dividends and Redemptions (including maximum applicable sales charges)
	Investor A Shares(a)(d)	Investor B Shares(a)(d)	Investor C Shares(a)	Institutional Shares(a)(c)	Class R Shares	Service Shares(e)

Large Cap Growth Fund:

One Year Ended October 31, 2005	3.75%	4.42%	6.38%	7.77%	7.40%	7.59%

Five Years Ended October 31, 2005	-4.22%	-4.30%	-3.99%	-3.17%	-3.49%(b)	-3.37%

Inception (December 22, 1999) to October 31, 2005	-1.92%	-1.93%	-1.80%	-0.94%	-1.29%(b)	-1.15%

Large Cap Value Fund:

One Year Ended October 31, 2005	10.44%	11.47%	13.43%	14.80%	14.47%	14.61%

Five Years Ended October 31, 2005	6.50%	6.55%	6.80%	7.77%	7.40%(b)	7.53%

Inception (December 22, 1999) to October 31, 2005	7.96%	8.03%	8.12%	9.12%	8.72%(b)	8.87%

Large Cap Core Fund:

One Year Ended October 31, 2005	7.58%	8.42%	10.44%	11.82%	11.46%	N/A

Five Years Ended October 31, 2005	0.97%	0.90%	1.22%	2.12%	1.76%(b)	N/A

Inception (December 22, 1999) to October 31, 2005	3.25%	3.26%	3.38%	4.31%	3.93%(b)	N/A

(a)	Prior to the date of this Statement of Additional Information, Investor A shares were designated Class A shares, Investor B shares were designated Class B shares, Investor C shares were designated Class C shares and Institutional shares were designated Class I shares.
(b)	The returns for Class R shares prior to January 3, 2003, the commencement of operations of Class R shares, are based upon performance of the Fund’s Institutional shares. The returns for Class R shares, however, are adjusted to reflect the distribution and account maintenance (12b-1) fees and other fees applicable to Class R shares.
(c)	The returns for Institutional shares do not reflect the Institutional front end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns shown for Institutional shares would be lower.
(d)	Investor B shares automatically convert to Investor A shares after approximately eight years. All returns for periods greater than eight years reflect this conversion.
(e)	The returns for Service shares are based on the performance of the Institutional shares adjusted to reflect the account maintenance (12b-1) fees and other fees that will be applicable to Service shares. Service shares will commence operations following the date of this Prospectus. Large Cap Core Fund does not issue Service shares.

IX.	Additional Information

Description of Shares

The Corporation is a Maryland corporation incorporated on October 20, 1999 as Merrill Lynch Large Cap Series Funds, Inc., consisting of three series, Merrill Lynch Large Cap Growth Fund, Merrill Lynch Large Cap Value Fund and Merrill Lynch Large Cap Core Fund. Effective September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch’s investment management business combined with BlackRock’s to create a new independent company that is one of the world’s largest asset management firms with over $1 trillion in assets under management. At that time, the Corporation changed its name to BlackRock Large Cap Series Funds, Inc., and the three series changed their names to BlackRock Large Cap Growth Fund, BlackRock Large Cap Value Fund and BlackRock Large Cap Core Fund. The Corporation has an authorized capital of 3,000,000,000 shares of Common Stock, par value $.10 per share, divided into the three series as follows:

Common Stock	Large Cap Growth Fund	Large Cap Value Fund	Large Cap Core Fund

Investor A	100,000,000	100,000,000	300,000,000

Investor B	200,000,000	200,000,000	200,000,000

Investor C	100,000,000	100,000,000	400,000,000

Institutional	100,000,000	100,000,000	400,000,000

Class R	200,000,000	200,000,000	200,000,000

Service	50,000,000	50,000,000	N/A

To the knowledge of each Fund, the following entities owned beneficially or of record 5% or more of a class of the respective Fund’s shares as of September 15, 2006.

Name	Address	Percentage and Class

LARGE CAP GROWTH FUND

MERRILL LYNCH TRUST CO., FSB TTEE FBO MERRILL LYNCH*	800 Scudders Mill Road Plainsboro, NJ 08536	26.68% of Institutional shares

MERRILL LYNCH INTERNATIONAL DEFERRED COMP PLAN HEDGING EQUITY FINANCING & SWAPS*	800 Scudders Mill Road Plainsboro, NJ 08536	12.62% of Institutional shares

MERRILL LYNCH TRUST CO., FSB TTEE FBO	800 Scudders Mill Road Plainsboro, NJ 08536	12.57% of Institutional shares
LONGS DRUG STORES 401(K)VIP

LARGE CAP VALUE FUND

MERRILL LYNCH TRUST CO., FSB TTEE FBO MERRILL LYNCH*	800 Scudders Mill Road Plainsboro, NJ 08536	8.58% of Institutional shares

LARGE CAP CORE FUND

MERRILL LYNCH TRUST CO., FSB TTEE FBO MERRILL LYNCH*	800 Scudders Mill Road Plainsboro, NJ 08536	10.05% of Institutional shares

*	Record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as trustee.

X.	Financial Statements

Each Fund’s and Portfolio’s audited financial statements, including the reports of the independent registered public accounting firm, are incorporated in the Corporation’s Statement of Additional Information by reference to that Corporation’s 2005 Annual Report. The unaudited financial statements of the Corporation for the six month period ended April 30, 2006 are incorporated by reference to the Semi-Annual Report for the six months ended April 30, 2006 of the Corporation. You may request a copy of the Annual Report or the Semi-Annual Report at no charge by calling (800) 441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time, Monday to Friday.